Execution Version

ASSET PURCHASE AGREEMENT

By and Between

Cryptek, Inc.

and

ION Networks, Inc.

November 19, 2007

A/72217637.12

Page

1.

PURCHASE AND SALE

1

1.1.

Acquired Assets

1

1.2.

Excluded Assets

3

1.3.

Assumed Liabilities

4

2.

PURCHASE PRICE

5

2.1.

Purchase Price

5

2.2.

Purchase Price Adjustment

5

2.3.

Payment of the Purchase Price at Closing

7

2.4.

Allocation of Purchase Price

8

3.

CLOSING

8

3.1.

Time and Place

8

3.2.

Seller’s Deliveries

8

3.3.

Buyer’s Deliveries

9

4.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

9

4.1.

Organization of Seller; Authority

10

4.2.

Qualification

10

4.3.

Corporate Approval; Binding Effect

10

4.4.

Subsidiaries

10

4.5.

Non-Contravention

10

4.6.

Governmental Consents

11

4.7.

Financial Statements

11

4.8.

Absence of Certain Changes

11

4.9.

Litigation

13

4.10.

Conformity to Law

13

4.11.

Title to Acquired Assets; Sufficiency of the Acquired Assets

13

4.12.

Environmental Matters

14

4.13.

Equipment

14

4.14.

Territorial Restrictions

14

4.15.

Inventories

15

4.16.

Insurance

15

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4.17.

Contracts

15

4.18.

Employment Matters

17

4.19.

Employee Benefit Plans

17

4.20.

Labor Relations

18

4.21.

Intellectual Property

19

4.22.

Suppliers and Customers

21

4.23.

Collectibility of Accounts Receivable

21

4.24.

No Undisclosed Liabilities

22

4.25.

Taxes

22

4.26.

Broker

22

4.27.

Conflicts of Interest

22

4.28.

Indebtedness

22

4.29.

Absence of Certain Business Practices

23

4.30.

Warranties

23

4.31.

Real Property

23

4.32.

Solvency

23

4.33.

Disclosure

23

5.

REPRESENTATIONS AND WARRANTIES OF THE BUYER

23

5.1.

Organization of Buyer; Authority

24

5.2.

Corporate Approval; Binding Effect

24

5.3.

Non-Contravention

24

5.4.

Broker

24

5.5.

Governmental Consents

24

5.6.

Funds to Close

24

6.

CERTAIN COVENANTS

25

6.1.

Conduct of the Business by the Seller Pending Closing

25

6.2.

Confidential Information

28

6.3.

Stockholders Meeting; Proxy Statement

28

6.4.

Use of Name

29

6.5.

Employees

29

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6.6.

Liability for Transfer Taxes and Related Matters

30

6.7.

Collection of Accounts Receivable

30

6.8.

Notice of Developments

31

6.9.

Further Agreements

31

6.10.

Communication with Acquired Customers

31

6.11.

Further Assurances

32

7.

CONDITIONS PRECEDENT TO EACH PARTY’S OBLIGATIONS

32

7.1.

Stockholder Approval

32

7.2.

No Litigation

32

8.

CONDITIONS PRECEDENT TO THE BUYER’S OBLIGATIONS

32

8.1.

Representations and Warranties True at Closing

32

8.2.

Compliance with Agreement

32

8.3.

No Material Adverse Effect

32

8.4.

Certificate

32

8.5.

Approvals

32

8.6.

Resignations from Administaff

33

8.7.

Inventions Assignment Agreement

33

8.8.

Discharge of Indebtedness

33

8.9.

Discharge of Encumbrances

33

8.10.

Intellectual Property Documentation

33

8.11.

Payment of Past Royalties to Wind River

33

8.12.

Transferred Employees

33

8.13.

Delivery of Documents and Other Items

33

9.

CONDITIONS PRECEDENT TO SELLER’S OBLIGATIONS

33

9.1.

Representations and Warranties True at Closing

33

9.2.

Compliance with Agreement

34

9.3.

Certificate

34

9.4.

Delivery of Documents and Other Items

34

10.

SURVIVAL; INDEMNIFICATION

34

10.1.

Survival of Representations and Warranties

34

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10.2.

Indemnity by the Seller

34

10.3.

Indemnity by the Buyer

34

10.4.

Claims

34

10.5.

Method and Manner of Paying Claims

35

11.

TERMINATION

36

11.1.

Termination

36

11.2.

Effect of Termination

37

12.

DEFINITIONS

38

13.

GENERAL

44

13.1.

Expenses

44

13.2.

Notices

44

13.3.

Entire Agreement

45

13.4.

Governing Law

46

13.5.

Section Headings

46

13.6.

Assigns

46

13.7.

Severability

46

13.8.

Further Assurances

46

13.9.

No Implied Rights or Remedies

46

13.10.

Counterparts

46

13.11.

Satisfaction of Conditions Precedent

46

13.12.

Public Statements or Releases

46

13.13.

Business Records

46

13.14.

Knowledge

47

Exhibit A:

Other Assumed Liabilities (to be delivered at Closing)

Exhibit B:

Form of Escrow Agreement

Exhibit C:

Form of Bill of Sale

Exhibit D:

Form of Assignment and Assumption Agreement

Exhibit E:

Form of Confidentiality Agreement

Exhibit F:

Form of Offer Letter

Exhibit G:

Disclosure Schedules

Exhibit H:

Retained Accounts Receivable (to be delivered at Closing)

iv

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of the 19th day of November, 2007, by and between Cryptek, Inc., a Delaware corporation (the “Buyer”), and ION Networks, Inc., a Delaware corporation (the “Seller”).  The Buyer and the Seller are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Seller is engaged in the business of remote services delivery and secure access technology which enable service providers, government and military agencies, and corporate IT departments to remotely access, manage, monitor and secure critical devices on voice and data networks (the “Business”);

WHEREAS, the Buyer desires to purchase the Business by acquiring substantially all of the assets owned by the Seller and used in the Business, subject to certain obligations, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Buyer and the Seller hereby agree as follows:

1.

PURCHASE AND SALE.

1.1.

Acquired Assets.  Subject to the terms and conditions set forth in this Agreement, at the Closing referred to in Section 3 hereof, the Seller shall sell, assign, transfer and deliver to the Buyer, and the Buyer shall purchase, acquire and take assignment and delivery of, free and clear of all Encumbrances, all of Seller’s right, title and interest in all of the assets (other than the Excluded Assets specified in Section 1.2) of the Seller used in or related to the Business (all of which assets are hereinafter referred to collectively as the “Acquired Assets”), including without limitation the following assets:

a)

all products marketed, licensed, developed or sold by the Seller, including, without limitation, those set forth on Schedule 1.1(a) (the “Products”);

b)

all trademarks, service marks, trade names, business and doing business names, slogans, logos, trade dress, internet domain names and other similar designations of source or origin, together with all goodwill, registrations and applications related to the foregoing; all mask works rights and trade secrets and other confidential information, technology, know-how, proprietary processes, products, formulae, algorithms, models, and methodologies; all patents, technical information, engineering and technical data, unpatented inventions, discoveries, research and development data, designs, techniques, drawings, plans and specifications, utility, models, test procedures and industrial design registrations or applications (including without limitation any continuations, divisionals, continuations-in-part, provisionals, renewals, reissues, re-examinations and applications for any of the foregoing); all copyrights and copyrightable subject matter (including without limitation any registration and applications for any of the foregoing); and Software as developed or currently being developed (collectively, the “Intellectual Property”), in each case in which the Seller has a proprietary interest, whether such Intellectual Property is owned or licensed (as licensor or licensee) by the Seller, including, without limitation, the Intellectual Property listed on Schedule 1.1(b);

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c)

all relationships or arrangements of the Seller with its customers for the provision of products (including, without limitation, the Products) or services, all customer and supplier lists and information, including contact persons and contact information, and all records and databases relating to the Seller’s customers;

d)

the subscriptions, agreements, contracts and purchase orders listed on Schedule 1.1(d) (which schedule shall include, without limitation, all subscriptions, agreements, contracts and purchase orders relating to the customers of Seller (collectively, the “Transferred Contracts”), and all claims or causes of action arising under or in connection therewith (including all benefits and rights under all open purchase orders and/or sales contracts respecting sales to customers of the Business);

e)

all inventory, including, without limitation, the inventory set forth on Schedule 1.1(e), work in process, raw materials, labeling and packaging materials, finished goods, parts and supplies used or held for use in the conduct of the Business, including, without limitation, those relating to the Products (the “Inventories”);

f)

all plants, fixtures, machinery, installations, furniture, equipment, tools, personal computers (other than the two (2) laptop computers currently used by each of Messrs. Norman Corn and Patrick Delaney), computer systems, computer hardware, manufacturing tables and other tangible personal property owned by the Seller and used or held for use in connection with the Business (the “Equipment”), including, without limitation, that set forth on Schedule 1.1(f);

g)

any and all of the trade accounts receivable, notes receivable and miscellaneous receivables of the Business (collectively, the “Accounts Receivable”), other than the Retained Accounts Receivable except as provided in Section 6.7;

h)

all rights of the Seller, if any, under any non-compete, nonsolicitation, nondisclosure or similar contract between the Seller on the one hand, and other persons or entities (including former and present employees, customers and vendors), on the other hand, relating to the Business;

i)

all potential and existing claims or causes of action, if any, of the Seller against any person or entity arising out of or related to the operation of Business (other than claims and causes of action arising out of or related to the Excluded Assets);

j)

all books, records and ledgers related to the operation of the Business, all product descriptions and configurations, cost and pricing information, business plans, quality control records and manuals, bills of material and manufacturing documentation, blueprints, research and development files, employment and personnel records of the Transferred Employees and all other records of the Seller related to or used in the operation of the Business other than those included in the Excluded Assets;

k)

all advertising or promotional materials of the Seller to the extent related to the other Acquired Assets;

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l)

all manufacturer’s warranties to the extent related to the Acquired Assets and all claims under such warranties;

m)

all rights to the telephone numbers (and related directory listings) used by the Seller;

n)

all of the Seller’s transferable rights under the licenses, permits and approvals, both governmental and private, described on Schedule 1.1(n) hereto (collectively, the “Permits”);

o)

all of the Seller’s title to, interest in and rights under the leases of personal property described on Schedule 1.1(o) hereto (the “Personal Property Leases”);

p)

all of the Seller’s title to, interest in and rights under the lease of real property described on Schedule 1.1(p) hereto (the “Real Estate Lease”);

q)

all Intellectual Property which the Seller is licensed or authorized by others to use in connection with the Business (the “Licensed Intellectual Property”);

r)

all of the Seller’s rights under the insurance policies listed on Schedule 4.16;

s)

all of the Seller’s right, title and interest in and to its site on the World Wide Web; and

t)

all of the Seller’s rights under the agreements with respect to employees described on Schedule 1.1(t).

1.2.

Excluded Assets.  Notwithstanding the foregoing, the Seller is not selling, transferring or conveying to the Buyer, and the term “Acquired Assets” shall not include, any of the following assets (collectively, the “Excluded Assets”):

a)

the consideration received by the Seller pursuant to this Agreement;

b)

the rights of the Seller under this Agreement;

c)

all of the cash, commercial paper or cash equivalents of the Business, on hand or in the Seller’s bank accounts or any lock box maintained for the benefit of the Seller as of the Closing Date;

d)

the assets associated with, or held as plan assets by, any Employee Benefit Plan;

e)

the Retained Accounts Receivable;

f)

any refund claims of the Seller for Taxes and any overpaid Tax accounts of the Seller;

g)

any Federal or state net operating loss carryforwards of the Seller;

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h)

the directors and officers insurance policy of the Seller;

i)

any claims against Wind River arising prior to the Closing; and

j)

all minute books, stock records and corporate seals of the Seller, as well as any records and filings related to Seller’s status as a public company, including transfer agent records and agreements with transfer agents.

1.3.

Assumed Liabilities.

a)

Except for the liabilities set forth in Section 1.3(b), the Buyer shall not assume or be obligated to pay, perform or otherwise discharge any liability or obligation of the Seller of any kind or nature, whether direct or indirect, known or unknown, absolute or contingent, including but not limited to any liabilities arising out of the Seller’s relationship with Wind River.

b)

Anything in this Agreement to the contrary notwithstanding, at the Closing the Buyer shall not assume any liability or obligation of any nature of the Seller whatsoever, except for the following liabilities (the “Assumed Liabilities”):

(i)

other than liabilities related to Taxes, all obligations and liabilities of the Seller related to the Inventories that remain unpaid as of the Closing (the “Assumed Inventory Liabilities”);

(ii)

all obligations and liabilities of the Seller for payment of earned but unpaid sick pay, bonuses and vacation pay payable to the Transferred Employees incurred by the Seller in the ordinary course of business that remain unpaid as of the Closing (the “Assumed Transferred Employees Liabilities”);

(iii)

all obligations and liabilities of the Seller for payment of commissions incurred in connection with the Transferred Employees in the ordinary course of business that remain unpaid as of the Closing (the “Assumed Commissions”);

(iv)

all obligations and liabilities under the Transferred Contracts, the Real Estate Lease, the Personal Property Leases and the Licensed Intellectual Property that arise after the Closing (other than any liability or obligation arising out of or relating to a breach by the Seller that occurred prior to the Closing);

(v)

those certain day-to-day Business operation expenses arising in connection with the Acquired Assets (which, by way of example, shall include expenses for office supplies); provided that such expenses do not exceed $1,000 individually or $5,000 in the aggregate (the “Day-to-Day Expenses”); and

(vi)

those certain other obligations and liabilities expressly approved by Buyer (including the amounts thereof) in writing in advance of the Closing and set forth on Exhibit A, which Exhibit shall be delivered by the Parties at Closing (the “Other Assumed Liabilities”).

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2.

PURCHASE PRICE.

2.1.

Purchase Price.  The aggregate purchase price to be paid by the Buyer to the Seller for the Acquired Assets shall be $3,200,000, minus any Net Tangible Asset Reduction (as defined below), and subject to adjustment in accordance with Section 2.2(e) (the “Purchase Price”).

2.2.

Purchase Price Adjustment.

a)

Closing Statement.  No later than five (5) Business Days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer a closing statement setting forth a written estimate of (i) the Net Tangible Asset Value (the “Estimated Net Tangible Asset Value”), (ii) the Assumed Inventory Liabilities, (iii) the Assumed Transferred Employees Liabilities, (iv) the Assumed Commissions, (iv) the Day-to-Day Expenses, and (v) the Other Assumed Liabilities, all prepared in good faith, in accordance with generally accepted accounting principles (“GAAP”) applied on a reasonable basis consistent with past practice, and on a reasonable basis using the Seller’s then available financial information as of such date.  The Buyer shall review such written estimates and the parties shall use commercially reasonable efforts to resolve in good faith any disagreements concerning such estimates (which disagreements related to the Estimated Net Tangible Asset Value shall be limited to conformity to GAAP and consistency with past practices) no later than two (2) Business Days prior to the Closing Date.  If the parties are unable to resolve any such disagreements, the Seller’s written estimates shall be utilized for the purposes of the calculations set forth in this Section 2.2(a).  Any amounts that are the subject of disagreement within the guidelines described herein shall be subject to the dispute resolution procedures set forth herein.  Any amounts that are not the subject of disagreement shall be immediately remitted by Seller to Buyer or Buyer to Seller, as applicable, by wire transfer to an account designated by the applicable party.  To the extent that the Estimated Net Tangible Asset Value is less than $0.00, the Purchase Price shall be reduced on a dollar for dollar basis for such negative amount, and such negative amount shall be referred to herein as the “Net Tangible Asset Reduction”.

b)

Final Closing Statement.  No later than sixty (60) days after the Closing Date, the Seller shall, at the Seller’s expense, prepare and deliver to the Buyer:

(i)

An internally-developed balance sheet of the Seller as of the Closing Date, immediately prior to giving effect to the transactions contemplated by the Closing, prepared in accordance with GAAP applied on a basis consistent with the Audited Balance Sheets, except for normal recurring year-end adjustments and the absence of footnotes (the “Final Closing Statement”); and

(ii)

a certificate of an officer of the Seller (A) certifying that the Final Closing Statement was prepared in accordance with GAAP and in accordance with the procedures set forth in clause (i) above and (B) containing the Seller’s calculations of the Net Tangible Asset Value, the Assumed Inventory Liabilities, the Assumed Transferred Employees Liabilities, the Assumed Commissions, the Day-to-Day Expenses, and the Other Assumed Liabilities, all based on the Final Closing Statement (the “Seller’s Calculations”).

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c)

The Buyer’s Review.

(i)

After delivery to the Buyer of the Final Closing Statement, the Buyer shall have the right to, and the right to direct its representatives to, at the Buyer’s expense, review the Final Closing Statement, the Seller’s Calculations and the Seller Calculation Materials (defined below) and the Seller shall permit the Buyer and its representatives to consult with the Seller and its representatives in connection with the preparation of the Final Closing Statement and the Seller’s Calculation and shall permit the Buyer and its representatives at the earliest practicable date to review and make copies of all work papers, schedules and calculations (the “Seller Calculation Materials”) used in the preparation thereof (subject to the execution and delivery to the Seller of mutually acceptable confidentiality and indemnification agreements by Buyer’s representatives).  Inventories included on the Final Closing Statement shall be valued on the basis of a physical inventory conducted by the Seller and the Buyer on or about the Closing Date.

(ii)

No later than thirty (30) days after the later of (A) the date the Buyer receives the Final Closing Statement and the accompanying certificate, and (B) the date the Buyer is first permitted to review and make copies of the Seller Calculation Materials, the Buyer shall notify the Seller in writing of its agreement or disagreement with the Final Closing Statement and the accuracy of any of the Seller’s Calculations (which notice shall state the basis of Buyer’s disagreements, if any).  Any disputes by Buyer of any aspect of the Final Closing Statement shall be limited to conformity to GAAP and consistency with past practices and any disputes by Buyer with respect to the Estimated Net Tangible Asset Value shall be limited to conformity to GAAP and consistency with past practices.  If the Buyer does not dispute any aspect of the Final Closing Statement or the amount of any of the Seller’s Calculations, the Final Closing Statement and the Seller’s Calculations shall be final and binding on the parties effective as of the first Business Day after the later of the expiration of (i) the Buyer’s thirty (30) day review period or (ii) the review conducted by the Buyer and/or its representatives.

d)

Resolution of Disputes.  If, after the Buyer’s review provided for in subsection (c) above, the Buyer and its representatives still disagree with the Seller’s Calculations, Buyer shall present Seller with the Buyer’s proposed alternative calculations (the “Buyer’s Calculations”) and shall make available to Seller and Seller’s representatives the work papers, schedules and calculations used in the preparation of the Buyer’s Calculations.  If Seller does not accept the Buyer’s Calculations, the Buyer and the Seller shall promptly select a mutually acceptable independent accounting firm (other than the Seller’s independent accountants and the Buyer’s independent accountants) (such accounting firm being the “Independent Accounting Firm”) to resolve the remaining disputed items (the “Remaining Disputed Items”) within thirty (30) days after the date of the Buyer’s rejection of the Seller’s Calculations by conducting its own review of the Final Closing Statement (along with the Seller Calculation Materials and the work papers, schedules and calculations used in the preparation of the Buyer’s Calculations) and thereafter selecting either the Seller’s Calculations of the Remaining Disputed Items or the Buyer’s Calculations of the Remaining Disputed Items or an amount in between the two.  Each of the Seller and the Buyer agrees that it shall be bound by the Independent Accounting Firm’s determination of the Remaining Disputed Items. The fees and expenses of the Independent Accounting Firm (which shall be required to execute a

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confidentiality agreement) shall be paid fifty percent (50%) by the Seller and fifty percent (50%) by the Buyer, provided that the total amount shall not exceed $40,000.

e)

Final Settlement.

(i)

As used in this Section 2.2, the Net Tangible Asset Value as of the Closing Date, as finally determined pursuant to subsection (c) or (d) shall be referred to as the “Actual Net Tangible Asset Value”.  If the Actual Net Tangible Asset Value is (1) less than $0.00 and (2) less than the Estimated Net Tangible Asset Value, then the Seller shall, no later than five (5) Business Days after the date of such final determination, pay to the Buyer an amount equal to the difference between the Actual Net Tangible Asset Value and the lesser of the Estimated Net Tangible Asset Value or $0.00, together with interest on the amount of such difference at the interest rate of the Escrow Funds in the Escrow Account (the “Escrow Rate”) from the Closing Date to the date of payment (the “Deficiency True Up Payment”).  The Deficiency True Up Payment shall be made out of the Escrow Funds to the Buyer pursuant to the Escrow Agreement upon final determination.  If the Actual Net Tangible Asset Value is less than $0.00 but greater than the Estimated Net Tangible Asset Value, the Buyer shall, no later than five (5) Business Days after the date of such final determination, refund to the Seller an amount equal to the difference between such Actual Net Tangible Asset Value and the Estimated Net Tangible Asset Value, together with interest on the amount of such difference at the Escrow Rate from the Closing Date to the date of payment, such payment to be made by wire transfer of immediately available funds to such bank account as the Seller may designate (or, in the absence of any such designation, by corporate check mailed to the Seller).

(ii)

The amounts of the Assumed Inventory Liabilities, the Assumed Transferred Employees Liabilities, the Assumed Commissions, the Day-to-Day Expenses, and the Other Assumed Liabilities as of the Closing Date assumed by the Buyer shall be the amounts finally determined pursuant to this Section 2.2.

2.3.

Payment of the Purchase Price at Closing.  At Closing, the Buyer shall pay the Purchase Price as follows:

a)

$320,000 (the “Escrow Funds”) shall be paid by the Buyer to the Escrow Agent named in the escrow agreement substantially in the form attached hereto as Exhibit B with such changes as shall be mutually acceptable to the Escrow Agent, Buyer and Seller (the “Escrow Agreement”), and shall be available to the Buyer to fund, to the extent of such Escrow Funds, any indemnification obligation of the Seller to the Buyer under Section 10 hereof and the Deficiency True Up Payment (it being understood that in no event shall the aggregate of the amounts of the Deficiency True Up Payment and Seller’s indemnification obligation under Section 10 exceed the Escrow Funds).  The Escrow Agent shall deliver the Escrow Funds to the Seller on the twelve (12) month anniversary of the Closing Date, unless (i) the final amount of the Deficiency True Up Payment has not been determined or (ii) Buyer in good faith has notified the Seller of one or more Losses or Claims (including Third Party Claims) on or prior to such date in accordance with Section 10, in which case the portion of Escrow Funds equal to such Deficiency True Up Payment or Losses or Claims shall be retained by the Escrow Agent until the liability of Seller shall have been finally determined pursuant to Section 10;

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b)

on behalf of the Seller, the Debt Amount (defined below), by wire transfer of immediately available funds to the bank account(s) designated in the payoff letters described in Section 3.2(c); and

c)

the balance of the Purchase Price by wire transfer of immediately available funds to the bank account designated by Seller on Schedule 2.3.

2.4.

Allocation of Purchase Price.  The Buyer shall prepare an allocation of the Purchase Price and the Assumed Liabilities (and all other capitalized costs) among the Acquired Assets in accordance with Section 1060 of the Code and the Treasury regulations thereunder (and any similar provision of state, local or foreign law, as appropriate), which allocation shall be binding upon the Seller and Buyer.  Buyer shall deliver such allocation to Seller within sixty (60) days after the final determination of the Purchase Price pursuant to Section 2.2 hereof, Buyer and Seller and their Affiliates shall report, act and file Tax Returns (including, but not limited to Internal Revenue Service Form 8594) in all respects and for all purposes consistent with such allocation prepared by the Buyer.  The Seller shall timely and properly prepare, execute, file and deliver all such documents, forms and other information as the Buyer may reasonably request to prepare such allocation.  Neither the Buyer nor the Seller shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable law.

3.

CLOSING.

3.1.

Time and Place.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held at the offices of Bingham McCutchen LLP, 2020 K Street, NW, Washington, D.C., at 10:00 a.m., or at such other place as may be mutually agreed upon by the Parties.  The Closing shall take place within (a) three (3) Business Days after all of the conditions set forth in Sections 7, 8 and 9 have been satisfied or waived, or (b) at such other time as may be fixed by agreement between the Parties (the “Closing Date”).  The effective time of the Closing shall be the close of business on the Closing Date (i.e., 5:00 p.m. prevailing Eastern Time).

3.2.

Seller’s Deliveries.  At the Closing, the Seller shall deliver to the Buyer:

a)

possession of all tangible assets comprising the Acquired Assets;

b)

a Bill of Sale substantially in the form attached hereto as Exhibit C (the “Bill of Sale”), duly executed by the Seller;

c)

all appropriate payoff letters or other documentation sufficient to evidence satisfaction and payment of the outstanding balances under any indebtedness for borrowed money of the Seller listed in Schedule 3.2(c) and any interest therein or thereon (the “Debt Amount”) and all applicable Encumbrance releases, cancelled notes or other evidence of indebtedness duly marked as cancelled;

d)

the Assignment and Assumption Agreement in the form attached hereto as Exhibit D (the “Assignment and Assumption Agreement”), executed by the Seller;

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e)

the Escrow Agreement, executed by the Seller and the Escrow Agent;

f)

copies of the resolutions adopted by each of the Board of Directors and either the action by written consent of the stockholders of the Seller holding not less than a majority of the voting power of Seller’s outstanding shares or minutes of a meeting of stockholders authorizing (i) this Agreement and (ii) the name change of Seller contemplated by Section 6.4; either of the foregoing as required under Section 271 and 242 of the Delaware General Corporation Law, and such further resolutions of the Board of Directors as may be necessary to authorize the consummation by the Seller of the transactions contemplated hereby, in each case certified by the Secretary of Seller;

g)

the Non-Compete and Confidentiality Agreement in the form attached hereto as Exhibit E executed by each of Norman Corn and Patrick Delaney;

h)

a certificate of the Seller, substantially in the form set forth in Treasury Regulation Section 1.1445-2(b)(2);

i)

such other certificates, instruments or documents as Buyer may reasonably request in order to effect and document the transactions contemplated hereby; and

j)

all such other general instruments of transfer, assignment and conveyance, assignments, evidences of consent, waiver or other approval, and other instruments or documents in form and substance reasonably satisfactory to the Buyer, as shall be reasonably necessary (x) to evidence or perfect the sale, assignment, transfer and conveyance of the Acquired Assets to the Buyer (including assignments in respect of the Transferred Contracts and the Intellectual Property) and effectively vest in the Buyer all of the Seller’s right, title and interest in the Acquired Assets free and clear of any and all Encumbrances, together with possession (or constructive possession, in the case of intangibles) thereof, all in accordance with the terms and conditions of this Agreement and (y) to evidence the assumption by the Buyer of the Assumed Liabilities.

3.3.

Buyer’s Deliveries.  At the Closing, the Buyer shall deliver to the Seller:

a)

the Purchase Price in accordance with Section 2.1 and Section 2.3;

b)

the Assignment and Assumption Agreement, executed by the Buyer;

c)

the Escrow Agreement, executed by the Buyer and the Escrow Agent;

d)

a copy of the resolutions adopted by the Board of Directors of the Buyer authorizing this Agreement and authorizing the consummation by the Buyer of the transactions contemplated hereby, certified by the Secretary of the Buyer; and

e)

such other certificates, instruments or documents as Seller may reasonably request in order to effect and document the transactions contemplated hereby.

4.

REPRESENTATIONS AND WARRANTIES OF THE SELLER.  As a material inducement to the Buyer to enter into this Agreement and consummate the transactions

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contemplated hereby, the Seller represents and warrants to the Buyer, as of the date hereof, and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4) as follows:

4.1.

Organization of Seller; Authority.  The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Seller has delivered to the Buyer complete and correct copies of its Certificate of Incorporation and By-Laws and all amendments thereto, and no amendments thereto are pending or under consideration by the Seller, other than an amendment to its Certificate of Incorporation to change Seller’s name and possibly increase its capitalization.  The Seller is not in violation of any term of its Certificate of Incorporation.  The Seller has all requisite corporate power and authority to own and hold the Acquired Assets, to carry on the Business as such business is now conducted and to execute and deliver this Agreement and the other documents, instruments and agreements contemplated hereby or thereby to which it is a party (collectively, the “Transaction Documents”) and to carry out all actions required of it pursuant to the terms of the Transaction Documents.

4.2.

Qualification.  The Seller is qualified to do business as a foreign corporation in, and is in good standing under the laws of, the State of New Jersey.  The Seller is qualified to do business as a foreign corporation in, and is in good standing under the laws of, each other jurisdiction in which the conduct of the Business or the ownership of the Acquired Assets makes such qualification necessary, all of which are set forth on Schedule 4.2 of the Disclosure Schedules, except in any such jurisdiction where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect.

4.3.

Corporate Approval; Binding Effect.  The Seller has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.  As of the Closing, the Seller shall have obtained all necessary authorizations and approvals, if any, from its stockholders required for the execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.  Each of the Transaction Documents to which the Seller is a party has been duly executed and delivered by the Seller and, assuming the due execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

4.4.

Subsidiaries.  Except as set forth in Schedule 4.4 of the Disclosure Schedules, the Seller has no Affiliates or subsidiaries which own any assets used in the Business.

4.5.

Non-Contravention.  The execution and delivery by the Seller of the Transaction Documents to which it is a party and the consummation by the Seller of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of the Seller, each as amended to date; (b) assuming the requisite approval of Seller’s stockholders noted in Section 3.2(f) is obtained, result in the violation in any material respect of any law, rule, regulation, order, judgment or decree of

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any court or governmental or regulatory authority to which the Seller or any of its property is subject; (c) except as set forth on Schedule 4.5 of the Disclosure Schedules, constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the breach of, or create in any person or entity the right to accelerate, modify or cancel or require any notice under, or result in the creation or imposition of any Encumbrance upon any property of the Seller (including without limitation any of the Acquired Assets) pursuant to any agreement or instrument to which the Seller is a party or by which the Seller or any of its properties (including without limitation any of the Acquired Assets) is bound or to which the Seller or any of such properties is subject.

4.6.

Governmental Consents.  Except as set forth on Schedule 4.6 of the Disclosure Schedules and as contemplated by this Agreement in connection with the change of the Seller’s corporate name, no material consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority is required for the execution and delivery by the Seller of the Transaction Documents to which it is a party or for the consummation by the Seller of the transactions contemplated hereby or thereby.  The Seller has and maintains, and the Permits listed on Schedule 1.1(n) hereto include, all material licenses, permits and other authorizations from all governmental authorities needed for the conduct of the Business as conducted at present, or in connection with the ownership or use of the Acquired Assets.  Except as designated on Schedule 4.6 of the Disclosure Schedules, the Seller has delivered to the Buyer true and complete copies of the Permits, if any, together with any material information known to the Seller with respect to the transferability of each Permit.

4.7.

Financial Statements.  The Seller has delivered the following financial statements (the “Financial Statements”) to the Buyer: (i) the audited balance sheets of the Seller as of December 31, 2005 and 2006 (the “Audited Balance Sheets”), and the related statements of income, retained earnings and cash flows of the Seller for the fiscal years then ended (together with the Audited Balance Sheets, collectively, the “Audited Financials”) and (ii) the unaudited balance sheet of the Business as of September 30, 2007 (the “Interim Balance Sheet”) and the related unaudited statements of income, retained earnings and cash flows of the Business for the nine (9) month period then ended (together with the Interim Balance Sheet, collectively, the “Interim Financials”).  Each of the Financial Statements has been prepared in accordance with GAAP, consistently applied, subject to year end adjustments and the absence of notes in the case of the Interim Financials.  Each of the Financial Statements fairly presents the financial condition and the results of operations, the changes in shareholders equity and cash flows as at the respective dates and for the respective period referred to in such Financial Statement.  The Financial Statements have been prepared from and are in accordance with the books and records of the Seller.  The books of account and other financial records of the Seller represent actual, bona fide transactions.

4.8.

Absence of Certain Changes.  Except as set forth on Schedule 4.8 of the Disclosure Schedules, since September 30, 2007, the Seller has carried on the Business as it relates to the Acquired Assets only in the ordinary course consistent with past practice, and has not:

a)

made any change in its assets, liabilities, sales, income or business, or in its relationships with suppliers, customers or lessors, other than changes which were both in the

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ordinary course of business and have not been, either individually or in the aggregate, materially adverse;

b)

acquired or disposed of any asset or property valued in excess of $1,000 other than in the ordinary course of business;

c)

received any notice of termination of any Transferred Contract or suffered any damage, destruction or loss, whether or not covered by insurance;

d)

declared, set aside or paid any dividend or made any other distributions in respect of its capital stock;

e)

directly or indirectly redeemed, purchased or acquired any of its capital stock or options to acquire its capital stock;

f)

increased the compensation, pension or other benefits payable or to become payable to any of its directors, officers, employees or consultants of the Business, or increased any bonus payments or arrangements made to or with any of them (other than pursuant to the terms of any existing written agreement or plan of which the Buyer has been supplied complete and correct copies);

g)

discharged or canceled any debt or claim in excess of $1,000 or waived any right of material value of the Business other than compromises of accounts receivable and accounts payable in the ordinary course of business;

h)

entered into any transaction or contract other than in the ordinary course of business (except for this Agreement);

i)

incurred any severance pay obligations by reason of this Agreement or the transactions contemplated hereby;

j)

incurred any obligations, liabilities or commitments whether absolute, accrued, contingent or otherwise (including, without limitation, liabilities as a guarantor or otherwise with respect to obligations of others) with respect to the Business, other than obligations and liabilities incurred in the ordinary course of business;

k)

incurred any mortgage, pledge, lien, lease, security interest or other charge or encumbrance on any of its assets, tangible or intangible except for existing indebtedness to Bridge Bank, N.A.;

l)

discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent) with respect to the Business other than (A) current liabilities included in the Interim Balance Sheet and (B) current liabilities incurred since the date of the Interim Balance Sheet in the ordinary course of the business;

m)

failed to replenish inventory and supplies in a normal and customary manner consistent with prior practice, or any commitment to purchase in excess of the normal, ordinary and usual requirements of the Business or at any price in excess of the then current

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market price or upon terms and conditions more onerous than those usual and customary for the Seller in accordance with prior practice, or made any change in its selling, pricing, advertising or personnel practices inconsistent with prior practice;

n)

made or agreed or committed to make any capital expenditure or capital additions or improvements in excess of $5,000 individually or $15,000 in the aggregate;

o)

made any material change in any accounting procedures or practices applied in keeping its books and records; or

p)

taken any action or omitted to take any action that would result in the occurrence of any of the foregoing.

4.9.

Litigation.  Except as set forth in Schedule 4.9 of the Disclosure Schedules, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Seller, threatened, relating to or affecting any of the Acquired Assets or the Business.  There is no action, suit, proceeding or investigation pending or, to the knowledge of the Seller, threatened, or which questions the validity of the Transaction Documents or challenges any of the transactions contemplated hereby or thereby, nor, to the knowledge of the Seller, is there any basis for any such action, suit, proceeding or investigation.

4.10.

Conformity to Law.  The Seller has complied with, and is in compliance with, in all material respects, all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to the Business or any of the Acquired Assets (including, without limitation, any labor or other law, regulation or ordinance).  Except as set forth on Schedule 4.10 of the Disclosure Schedules, the Seller has not committed, been charged with or, to the knowledge of the Seller, is or has been under investigation with respect to, nor does there exist, any violation of any provision of any federal, state or local law or administrative regulation in respect of the Seller, and with respect to the Business or any of the Acquired Assets.

4.11.

Title to Acquired Assets; Sufficiency of the Acquired Assets.  The Seller has good and marketable title to or, in the case of leased or licensed Acquired Assets, a valid and binding leasehold interest in or license to or rights under (as the case may be), all of the Acquired Assets.  Except as set forth on Schedule 4.11 of the Disclosure Schedules, the Seller has the full right to sell, convey, transfer, assign and deliver the Acquired Assets, without the need to obtain the consent or approval of any third party.  Except for liens described on Schedule 4.11 of the Disclosure Schedules and Permitted Liens, all of the Acquired Assets are entirely free and clear of Encumbrances.  All of the Acquired Assets are in good condition and repair (reasonable wear and tear excepted).  At and as of the Closing, the Seller will convey the Acquired Assets to the Buyer, and the Buyer will then have, subject to Buyer paying the Debt Amount on behalf of the Seller as described herein, good and marketable title to all of the Acquired Assets, free and clear of all Encumbrances other than Permitted Liens.  The Acquired Assets include all tangible assets and Intellectual Property that are necessary for the conduct of the Business immediately prior to the Closing and are adequate to conduct the Business as currently conducted by the Seller.

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4.12.

Environmental Matters.  Except as set forth on Schedule 4.12 of the Disclosure Schedules,

a)

the Seller (as it relates to the Business) is in material compliance with all applicable federal, state, local and foreign laws, orders, rules and regulations pertaining to environmental matters, including without limitation those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, as amended, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the protection of health, safety or the environment (collectively, “Environmental Laws”), which compliance includes, but is not limited to, the possession by the Seller of material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, if applicable;

b)

there have been no environmental significant releases (except for releases in accordance with valid environmental permits or remediated through negotiated agreements with regulatory agencies) of any “Hazardous Substances” (which term shall mean collectively contaminants; pollutants, toxic, radioactive or hazardous waste, chemicals, substances, materials and constituents; petroleum and petroleum products; polychlorinated biphenyls; medical waste; infectious waste; asbestos; and urea formaldehyde) into the soil, surface water or ground water at the Leased Property, and no known soil, air, surface water or ground water contamination exists at the Leased Property;

c)

to the knowledge of the Seller, Seller has no liability under any Environmental Law for any Hazardous Substances manufactured, generated, transported, used, stored, refined, processed, treated recycled or disposed of by Seller that have come to be located at any property other than the property leased by Seller; and

d)

the Seller has not received written notice of, nor, to the knowledge of the Seller, is Seller the subject of, any actions, causes of action, claims, investigations, demands or notices by any person alleging liability under or noncompliance with any Environmental Law relating to the property leased by Seller.

4.13.

Equipment.  Schedule 1.1(f) sets forth a complete and accurate list of all of the Equipment of the Seller other than items having a book or market value individually of less than $1,000.  The Personal Property Leases listed on Schedule 1.1(o) hereto include all leases by the Seller of any item of personal property used in the Business with annual lease payments in excess of $2,500.  The Equipment held by the Seller is utilized by the Seller in the ordinary course of business and is in good condition and repair for its present use in the Business, ordinary wear and tear excepted.

4.14.

Territorial Restrictions.  Except as set forth in Schedule 4.14 of the Disclosure Schedules, the Seller has not entered into any agreement which would restrict it from carrying on the Business anywhere in the world.  No action or inaction on the part of the Seller in respect of the Business or the Assumed Liabilities, to the knowledge of the Seller without any

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independent investigation or knowledge of the Buyer’s intentions or operations, will result in the Buyer being restricted from carrying on the Business anywhere in the world (other than those restrictions imposed by any applicable law) upon the Buyer’s purchase of the Business from the Seller pursuant hereto or the assumption the of Assumed Liabilities.

4.15.

Inventories.  The Inventories consist solely of, and the Inventories to be purchased by the Buyer hereunder will consist solely of, material and goods of a quality and quantity which are usable or saleable in the ordinary course of operation of the Business, net of any reserve for excessive or obsolete inventories reflected on the Interim Balance Sheet.  The Inventories are adequate for present needs of the Business, are fairly reflected on the books of account of the Seller, stating items of Inventory at the lower of cost or market value in accordance with GAAP, consistently applied, with adequate allowance for excessive or obsolete inventories.

4.16.

Insurance.  Schedule 4.16 of the Disclosure Schedules lists all policies of fire, liability, workmen’s compensation, life, property and casualty and other insurance owned or held by the Seller in connection with the Business.  To the knowledge of the Seller, such policies of insurance provide adequate insurance coverage for the Acquired Assets for all risks to which the Seller is normally exposed.  All such policies (a) are in full force and effect and (b) will remain in full force and effect through the Closing Date.  The Seller is not in default with respect to any of its obligations under any of such insurance policies and has not received any notification of cancellation of any such insurance policies.  No insurance carrier has denied coverage for any claim asserted by the Seller since August 15, 2003, nor has any insurance carrier declined to provide any coverage to the Seller since August 15, 2003 except for denials which did not materially adversely affect the Business.

4.17.

Contracts.

a)

Schedule 4.17 of the Disclosure Schedules sets forth a complete and accurate list of all existing contracts with respect to or relating to the Business to which the Seller is a party or by which the Seller is bound or to which the Seller or any of the Acquired Assets is subject, except (x) contracts entered into in the ordinary course of business after the date hereof and prior to the Closing, which will be identified to the Buyer in writing prior to the Closing, and (y) contracts with payments due or from Seller in an amount less than $10,000 per year terminable by the Seller upon thirty (30) days’ notice or less without the payment of any termination fee or penalty.  As used in this Section 4.17, the word “contract” means the following (with respect to or relating to the Business):

(i)

for the last four years, contracts and other agreements with any current or former officer, director, employee, consultant or shareholder or any partnership, corporation, limited liability company, joint venture or any other entity in which any such person has an interest;

(ii)

agreements with any labor union or association representing any employee;

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(iii)

contracts with customers or clients of the Business in excess of $10,000;

(iv)

performance bonds or other security agreements provided by any party in connection with the Business;

(v)

except for this Agreement, contracts and other agreements for the sale of any of the Seller’s assets or properties other than in the ordinary course of business or for the grant to any Person of any preferential rights to purchase any of the Seller’s assets or properties;

(vi)

joint venture agreements relating to the Business or by or to which any of the Acquired Assets are affected or subject;

(vii)

except for this Agreement, contracts or other agreements under which the Seller agrees to indemnify any party (other than indemnification clauses that are set forth in any contracts that are part of the Acquired Assets or in invoices entered into in the ordinary course consistent with past practice, the forms of which have been provided to the Buyer), to pay liquidated damages, to share tax liability of any party, or to refrain from competing with any party;

(viii)

contracts or other agreements with regard to Indebtedness;

(ix)

agreements under which the Seller has granted a lien or Encumbrance upon any of the Acquired Assets;

(x)

distribution, marketing, sales representative or dealership agreements;

(xi)

agreements for the lease of personal property;

(xii)

agreements for the lease of real property; or

(xiii)

other contracts or other agreements whether or not made in the ordinary course of business to the extent that the amount payable by or to the Seller thereunder is more than $10,000 in the aggregate per year.

b)

The Seller has delivered to the Buyer true, correct and complete copies of all such contracts, together with all modifications and supplements thereto.  Each of the contracts listed on Schedule 4.17 of the Disclosure Schedules or any of the other Disclosure Schedules is in full force and effect, the Seller is not in breach in any material respect of any of the provisions of any such contract (including, without limitation, any insurance obligations thereunder), nor, to the knowledge of the Seller, is any other party to any such contract in default thereunder in any material respect, nor does any event or condition exist which with notice or the passage of time or both would constitute a default thereunder.  Except as set forth in Schedule 4.17 of the Disclosure Schedules, the Seller has in all material respects performed all obligations required to be performed by it to date under each such contract.

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4.18.

Employment Matters.

a)

Employees.  Schedule 4.18(a) of the Disclosure Schedules sets forth a complete and accurate list of (i) each consultant, employee, manager, officer and director of the Seller employed in the Business who are Transferred Employees and (ii) each such person’s title, current salary and any other relevant compensation and benefits.  There have been no changes in the rate or character of such compensation since July 31, 2007.

b)

Contracts with Employees.

(i)

Schedule 4.18(b)(i) of the Disclosure Schedules sets forth a true, correct and complete list of all of the agreements between the Seller and any and all of the Transferred Employees.

(ii)

Except as set forth on Schedule 4.18(b)(ii) of the Disclosure Schedules, the Seller has no employment agreement, written or oral, with any currently active employee employed in the Business, including any agreement to provide any bonus or benefit to any such employee.

(iii)

Except as set forth on Schedule 4.18(b)(iii) of the Disclosure Schedules, since December 31, 2006, the Seller has not made any pension payment which has not been disclosed to the Buyer prior to the date hereof, or paid any bonus or made any other payment, other than base salary, or become obligated to make any such payment, to any consultant, employee, manager, officer or director of the Seller employed in the Business.  Except as set forth on Schedule 4.18(b)(iii) of the Disclosure Schedules, the Seller has no outstanding loans or advances to employees employed in the Business.

4.19.

Employee Benefit Plans.

a)

Schedule 4.19 of the Disclosure Schedules lists all benefit and compensation plans including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans maintained or contributed to by the Seller for the benefit of any employee or former employees of the Business (the “Plans”).  True and complete copies of the Plans, including, but not limited to, any trust instruments and insurance contracts forming a part of any Plans, all amendments thereto and any other documents related to the Plans reasonably requested by Buyer, have been provided or made available to Buyer.  The Seller does not now maintain or contribute to, and has no liability with respect to or obligation under, any employee benefit plans other than the Plans.

b)

Each of the Plans has been administered in all material respects in compliance with its terms and with applicable law (including, where applicable, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”)).

c)

Each of the Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified and, to the Seller’s knowledge, there is no fact or set of circumstances that has adversely affected, or is reasonably

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likely to affect adversely, the qualification of such Plan prior to the Closing or which requires or could require action under compliance resolution programs of the IRS to preserve such qualification.

d)

Except as set forth on Schedule 4.19 of the Disclosure Schedules, no Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Business for periods extending beyond their termination of service (by retirement or otherwise), other than (i) coverage mandated by applicable law, (ii) death benefits under any “pension plan,” as that term is defined in Section 3(2) of ERISA, or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

e)

Each group health plan benefiting any current or former employee of the Business, the Seller or each member of any trade or business (whether or not incorporated) (i) under common control with the Seller within the meaning of Section 4001(b)(1) of ERISA or (ii) which together with the Seller is treated as a single employer under Section 414(t) of the Code, that is subject to the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA or applicable state insurance law has been operated in all material respects in compliance with such requirements.

f)

There are no pending or, to the Seller’s knowledge, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto or any fiduciary or service provider thereof.

g)

No liability (contingent or otherwise) to the Pension Benefit Guaranty Corporation (“PBGC”) or any multi-employer plan (as defined in ERISA) has been incurred by either the Seller or any entity which under Section 414 of the Code is treated as a single employer with the Seller.

h)

With respect to each Plan for which a separate fund of assets is or is required to be maintained, full payment has been made of all amounts that the Seller is required, under the terms of each such Plan or applicable law, to have paid as contributions to that Plan as of the Closing Date.

i)

The execution of this Agreement and the consummation of the transactions contemplated hereby will not, by itself or in combination in any other event (regardless of whether that other event has or will occur), result in any payment (whether of severance pay or otherwise) becoming due from any Plan to any current or former director, officer, consultant or employee of the Seller or result in the vesting, acceleration of payment or increases in the amount of any benefit payable to or in respect of any such current or former director, officer, consultant or employee.

4.20.

Labor Relations.  The Seller is not a party to any collective bargaining or similar agreement.  There is no strike, labor dispute, slowdown, stoppage or other material interference with or impairment by labor of the Business actually pending or, to the Seller’s knowledge, threatened, against Seller.

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4.21.

Intellectual Property.

a)

Except as set forth on Schedule 4.21(a) of the Disclosure Schedules (which noncompliance shall be remedied prior to Closing pursuant to Section 8.10), the Seller owns, or has valid rights to use, all of the Intellectual Property used in the conduct of the Business as currently conducted, used or held for use by it in connection with the Business as currently conducted, or currently being developed by the Seller for the Business, including without limitation the Seller’s design, development, reproduction, manufacture, branding, marketing, use, distribution, import, licensing, provision and sale of the Products.

b)

Schedule 1.1(b) sets forth a complete and accurate list of the (i) Registered Intellectual Property; (ii) the following categories of Owned Intellectual Property:  all Owned Software, domain names, trademarks, service marks and patents; (iii) the Licensed Intellectual Property; and (iv) the Licensor Intellectual Property not otherwise described above.

c)

Subject to any applicable Licensed Intellectual Property (including, but not limited to Open Source Software licenses) set forth on Schedule 4.21(c) of the Disclosure Schedules, the Seller is the exclusive owner of the entire and unencumbered right, title and interest in and to the Owned Intellectual Property, and has a valid right to use the Owned Intellectual Property and the Licensed Intellectual Property used in or necessary for the Business as presently conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such right, except as set forth on Schedule 4.21(c) of the Disclosure Schedules.  No claims are pending and, to the knowledge of the Seller no claims are threatened, by any Person (i) regarding the use of any such Owned Intellectual Property or Licensed Intellectual Property, (ii) alleging that any services provided by, processes used by or the Products of the Seller infringe or misappropriate any intellectual property right of any third party or (iii) challenging or questioning the validity or effectiveness of any license or agreement, and, to the knowledge of the Seller, there is no basis for such claim.  The use by the Seller of the Owned Intellectual Property and the Licensed Intellectual Property in the ordinary course of business does not infringe on the rights of any Person.  As of the Closing Date, the Seller will be in full compliance with all provisions of all licenses included in the Licensed Intellectual Property.

d)

Except as set forth on Schedule 4.21(d) of the Disclosure Schedules, (i) the Seller has the legal right to license, assign and transfer all the Licensor Intellectual Property that the Seller has licensed to third parties or authorized third parties to use; (ii) all licenses or other agreements pursuant to which the Seller has licensed or authorized others to use any Licensor Intellectual Property are in full force and effect and, to the knowledge of Seller, there is no default by any party thereto; and (iii) the license or transfer of any Licensor Intellectual Property does not infringe on the rights of any Person.

e)

All of the Registered Intellectual Property has been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights, or the corresponding offices of other jurisdictions as identified on Schedule 4.21(e) of the Disclosure Schedules, and has been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations of the United States and each such other jurisdiction.

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f)

Except as set forth on Schedule 4.21(f) of the Disclosure Schedules, the Seller has taken all steps reasonably required to establish and preserve its ownership of all Owned Intellectual Property rights with respect to the Business.  The Seller has not made any such information that it reasonably deems to be confidential or proprietary information available to any Person, other than employees or consultants of the Seller, except pursuant to written agreements requiring the recipients to maintain the confidentiality of such information and appropriately restricting the use thereof.

g)

Except with respect to Open Source Software set forth on Schedule 4.21(g) of the Disclosure Schedules, none of the Seller’s current or former employees (including any such employees who have designed, written, tested or worked on any software code contained in any Products or otherwise materially contributed to the development of any Products), or the consultants and independent contractors currently or previously engaged by the Seller who have written, tested or worked on any software code contained in any Products or otherwise materially contributed to the development of any Products, have any claim or ownership interest in the Products as they relate to the Acquired Assets or any of the Seller’s Intellectual Property.  Other than under a confidentiality or nondisclosure agreement or contractual provision relating to confidentiality and nondisclosure, there has been no disclosure to any third party of material confidential information or trade secrets of the Seller related to any Products as they relate to the Acquired Assets.  Neither the Seller, or to the Seller’s knowledge, any employee or agent of the Seller has developed or assisted in the development by any third party of any product or computer program based on the Products as they relate to the Acquired Assets (except with respect to Seller’s customization of the Products for its customers and clients).

h)

Except as set forth on Schedule 4.21(h) of the Disclosure Schedules, the Seller has not granted nor is it obligated to grant access or a license to any of its source code to any Owned Intellectual Property (including, without limitation, in any such case any conditional right to access or under which Seller has established any escrow arrangement for the storage and conditional release of any of its source code).

i)

Except as set forth on Schedule 4.21(i) of the Disclosure Schedules, the Seller does not have any obligation to pay any third party any future royalties or other fees for the continued use of Intellectual Property and will not have any obligation to pay such royalties or other fees arising from the consummation of the transactions contemplated by this Agreement.

j)

The Owned Software and the Products conform to the specifications identified on Schedule 4.21(j) of the Disclosure Schedules applicable to such Owned Software and Products.  Except as described on Schedule 4.21(j) of the Disclosure Schedules, the Owned Software and the Products are free of defects in programming and operation and do not contain any passwords, keys, security devices, trap doors or, to the knowledge of the Seller, any instructions commonly referred to as Trojan horses, worms, self-destruct mechanisms, or time/logic bombs that (1) interfere with the functionality described in the applicable specifications or (2) interfere with the use of the Owned Software or the Products or have an adverse impact on the operation of other software programs or operating systems with which such Owned Software or Products have interfaced in the past.

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k)

Except as set forth in Schedule 4.21(k) of the Disclosure Schedules, no Open Source Software is, forms part of, has been used in connection with the development of, is incorporated into or has been distributed with, in whole or in part, any Owned Software or Product.  With respect to any such items of Open Source Software, Schedule 4.21(k) of the Disclosure Schedules identifies the underlying Open Source Software, the agreement governing the use of such Open Source Software, the particular Owned Software and/or Products in which such Open Source Software is present, the general nature of any modifications to such Open Source Software in the Owned Software and/or Products, and whether such modifications were made by the Seller or by its agent.  Except as set forth in Schedule 4.21(k) of the Disclosure Schedules, with respect to any such items of Open Source Software, no such use, development, incorporation or distribution of such Open Source Software as part of the Products, or any other use of or activities with respect to such Open Source Software by the Seller (i) requires the licensing, disclosure or distribution of any source code for Seller Software or Products (other than source code that is a part of such Open Source Software) or Intellectual Property Rights of the Seller to licensees or any other Person, (ii) prohibits or limits the receipt of consideration in connection with licensing, sublicensing or distributing any other Seller Software or Seller Products, (iii) except as specifically permitted by applicable law, allows any Person to decompile, disassemble or otherwise reverse-engineer any other Seller Software, or (iv) requires the licensing of any other Seller Software or Seller Products to any other Person for the purpose of making derivative works, all as such would affect the Acquired Assets.

4.22.

Suppliers and Customers.  Schedule 4.22 of the Disclosure Schedules sets forth the ten (10) largest suppliers of the Business based on purchases by the Business, and the ten (10) largest customers of the Business based on sales by the Business, for the year ended on December 31, 2006 and the nine (9) month period ending on September 30, 2007.  The relationships of the Seller with such suppliers and customers are good commercial working relationships and, except as set forth on Schedule 4.22 of the Disclosure Schedules, no supplier or customer of material importance to the Business has cancelled or otherwise terminated, or notified the Seller of its intent to cancel or otherwise to terminate, its relationship with the Seller or has during the last twelve (12) months decreased materially, or threatened in writing to decrease or limit materially, its services, supplies or materials for use in the Business or its usage or purchase of the services or products of the Seller, except for normal cyclical changes related to such suppliers’ or customers’ businesses.  To the knowledge of Seller, as of the date hereof, no such supplier or customer intends to cancel or otherwise substantially modify its relationship with the Seller or to decrease materially or limit its services, supplies or materials to the Seller, or its usage or purchase of the Seller’s services or products, and to the knowledge of the Seller, the consummation of the transactions contemplated hereby will not adversely affect the Seller’s relationship with any such supplier or customer, or the ability of the Buyer to conduct business with any such supplier or customer after Closing in substantially the same manner and on substantially the same terms as the Seller currently enjoys.

4.23.

Collectibility of Accounts Receivable.  All of the Accounts Receivable (less the reserve for bad debts set forth on the Interim Balance Sheet as updated at Closing, to the extent reasonably deemed necessary by Seller, in a manner consistent with GAAP and past practices) are or will be at the Closing Date valid and enforceable claims, fully collectible and subject to no setoff or counterclaim.  The Seller has no accounts or loans receivable from any Person which is affiliated with the Seller or from any director, officer or employee of the Seller.

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4.24.

No Undisclosed Liabilities.  Except to the extent (a) reflected or reserved against in the Interim Balance Sheet, (b) incurred in the ordinary course of the Business after the date of the Interim Balance Sheet, or (c) described on any Schedule hereto, the Seller does not have any liabilities or obligations of any nature, whether accrued, absolute or contingent, matured or unmatured or otherwise in connection with the Business (including without limitation as guarantors or otherwise with respect to obligations of others), other than performance obligations with respect to the Seller’s contracts in connection with the Business that would not be required to be reflected or reserved against on a balance sheet prepared in accordance with generally accepted accounting principles.

4.25.

Taxes.  The Seller has filed all Tax Returns that it was required to file with respect to the Business and the Acquired Assets.  All such Tax Returns were, when filed, and continue to be, true correct and complete, and the Seller has paid all Taxes shown thereon as owing.  No action, suit, proceeding, or audit is pending against or with respect to Seller regarding Taxes of the Business or with respect to the Acquired Assets that could result in a lien on the Acquired Assets or any liability for such Taxes by Buyer.  Seller has not waived any statute of limitations or agreed to any extension of time with respect to Taxes of the Business or with respect to the Acquired Assets.  Seller is not a “foreign person” within the meaning of Section 1445(f)(2) of the Code.  Seller has no liability for the Taxes of any other Person pursuant to Treasury Regulation Section 1.1502-6, as a transferee or successor, by contract, or otherwise, which Taxes could result in a lien on the Acquired Assets or any liability of Buyer for such Taxes.  There are no liens for Taxes on any of the Acquired Assets, other than liens for Taxes not yet due and payable.

4.26.

Broker.  The Seller has not retained, utilized or been represented by any broker, agent, finder or intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement, and the Seller has not incurred or become liable for any broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

4.27.

Conflicts of Interest.  Except as set forth on Schedule 4.27 of the Disclosure Schedules, no present or former officer, director or stockholder (or affiliate thereof) of the Seller (a) is currently a party to any transaction or agreement with Seller, (b) owns, directly or indirectly, any interest in (excepting not more than a one percent (1%) stock holding for investment purposes in securities of publicly held and traded companies) or is an officer, director, manager, employee or consultant of any Person which is a competitor, lessor, lessee, customer or supplier of the Business; (c) owns, directly or indirectly, in whole or in part, any tangible or intangible property which the Seller is using in the Business or the use of which is necessary for the Business; or (d) has any cause of action or other claim whatsoever against, or owes any amount to, the Seller with respect to the Business, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under Employee Benefit Plans and similar matters and agreements.

4.28.

Indebtedness.  Except as set forth on Schedule 4.28 of the Disclosure Schedules, the Seller has no Indebtedness outstanding at the date hereof with respect to the Acquired Assets.  As of the Closing Date, the Seller will have no Indebtedness outstanding with respect to the Acquired Assets, subject to payment of the Debt Amount.

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4.29.

Absence of Certain Business Practices.  Neither the Seller nor any officer, employee or agent of the Seller, nor any other Person acting on its behalf, has, directly or indirectly, within the past five (5) years given or agreed to give any gift or payment to or for the benefit of any official or employee of any governmental authority of any country or subdivision thereof, or any person acting in an official capacity on behalf of such governmental authority, or any political party or official thereof, or any candidate for political office, (i) for the purposes of illegally influencing any act or decision of such person or party in his or its official capacity, or inducing such person or party to use his or its influence to affect or influence any act or decision of such governmental authority, in order to assist the Seller in obtaining or retaining business for or with, or directing business to, any person or entity, (ii) which subjected the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (iii) for the purpose of establishing or maintaining any concealed fund or concealed bank account.  The Business is not in any manner dependent upon the making or receipt of any such gifts or payments.

4.30.

Warranties.  All products manufactured, distributed or sold by the Seller and any services rendered by the Seller have been in conformity with all applicable contractual commitments and all expressed warranties.  To the Seller’s knowledge, no liability exists or will arise for repair, replacement or damage in connection with such sales or deliveries, in excess of the reserve therefor on the Seller’s Financial Statements.

4.31.

Real Property.  The Seller does not (a) own any real property or (b) lease any real property other than the Leased Property.

4.32.

Solvency.

a)

As of the Closing Date, giving effect to the transactions contemplated hereby, the Seller will be Solvent.

b)

By entering into the transactions contemplated by this Agreement the Seller does not intend to incur, and does not believe that it will incur, liabilities that will be beyond the Seller’s ability to pay as such liabilities mature.

c)

The Seller is not entering into the transactions contemplated by this Agreement or incurring any obligation pursuant to this Agreement with the intent to hinder, delay, or defraud any creditor to which the Seller is indebted on the Closing Date.

4.33.

Disclosure.  No representation or warranty by the Seller in this Agreement or in any exhibit, schedule, written statement, certificate or other document  delivered or to be delivered to the Buyer pursuant hereto or in connection with the consummation of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

5.

REPRESENTATIONS AND WARRANTIES OF THE BUYER.  As a material inducement to the Seller to enter into this Agreement and consummate the transactions contemplated hereby, the Buyer represents and warrants to the Seller, as of the date hereof, and

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as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 5) as follows:

5.1.

Organization of Buyer; Authority.  The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Buyer has all requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to carry out all of the actions required of it pursuant to the terms of such Transaction Documents.

5.2.

Corporate Approval; Binding Effect.  The Buyer has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.  Each of the Transaction Documents to which the Buyer is a party has been duly executed and delivered by the Buyer and, assuming the due execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

5.3.

Non-Contravention.  Except as set forth on Schedule 5.3, the execution and delivery by the Buyer of the Transaction Documents to which it is a party and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provisions of the Certificate of Incorporation or By-laws of the Buyer, each as amended to date; or (b) constitute a violation of, or be in conflict with, constitute or create a default under, or result in the creation or imposition of any lien upon any property of the Buyer pursuant to (i) any agreement or instrument to which the Buyer is a party or by which the Buyer or any of its properties is bound or to which the Buyer or any of its properties is subject, or (ii) any statute, judgment, decree, order, regulation or rule of any court or governmental authority to which the Buyer is subject.

5.4.

Broker.  The Buyer has not retained, utilized or been represented by any broker, agent, finder or other intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement, and the Buyer has not incurred or become liable for any broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

5.5.

Governmental Consents.  No material consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority is required for the execution and delivery by the Buyer of the Transaction Documents to which it is a party or for the consummation by the Buyer of the transactions contemplated hereby or thereby.

5.6.

Funds to Close.  As of the Closing Date, the Buyer will have the necessary funds to consummate the transactions contemplated hereby.

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6.

CERTAIN COVENANTS.

6.1.

Conduct of the Business by the Seller Pending Closing.  The Seller covenants and agrees that, from and after the date of this Agreement and until the Closing, except as otherwise specifically consented to or approved by the Buyer in writing:

a)

Full Access.  The Seller shall afford the Buyer and its authorized representatives full access on reasonable notice during normal business hours to all properties, assets, books, records, tax returns, financial information, contracts and documents of the Seller related to the Business and/or the Acquired Assets and a full opportunity to make such reasonable investigations as they shall desire to make of the Seller or with respect to the Acquired Assets, and the Seller shall furnish or cause to be furnished to the Buyer and its authorized representatives all such information with respect to the Business and with respect to the Acquired Assets as the Buyer may reasonably request.

b)

Carry on the Business in the Ordinary Course.  The Seller shall maintain the Acquired Assets in good operating condition and repair, normal wear and tear excepted, and make all necessary renewals, additions and replacements thereto consistent with past practices, and shall carry on the Business diligently and substantially in the same manner as heretofore and shall not make or institute any materially different methods of manufacture, purchase, sale, lease, management, accounting or operation.  Without limiting the foregoing:

(i)

the Seller shall:

(A)

pay all payables and expenses relating to the Acquired Assets as and when due, including without limitation all obligations and liabilities related to inventory, sick pay, bonuses and vacation pay payable to the Transferred Employees, commissions of the Transferred Employees and obligations and liabilities related to the Transferred Contracts, the Real Estate Lease, the Personal Property Leases and the Licensed Intellectual Property;

(B)

continue to maintain inventory levels and fund capital expenditures in the ordinary course of business consistent with past practice;

(C)

maintain the insurance for the Business set forth on Schedule 4.16;

(D)

use all commercially reasonable efforts to preserve the organization of the Business intact, keep available to the Buyer the present key officers and employees of the Seller employed in the Business and preserve for the Buyer the present relationships of the Seller’s suppliers, customers, independent contractors and others having business relations with the Seller in the Business;

(E)

comply in all material respects with all laws, regulations and orders applicable with respect to the Business or the Acquired Assets,

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or as may be required for the valid and effective transfer of the Acquired Assets; and

(F)

promptly advise the Buyer in writing of any action or condition which is reasonably likely to result in a diminution in value of the Acquired Assets in excess of $10,000 or which would be reasonably likely to result in any liabilities, losses, damages, costs and expenses (including without limitation the reasonable fees and disbursements of counsel) to the Buyer in excess of $5,000 after the Closing;

(ii)

the Seller shall not:

(A)

grant any general or uniform increase in the rates of pay of employees of the Business, nor grant any general or uniform increase in the benefits under any bonus or pension plan or other contract or commitment to, for or with any such employees;

(B)

increase the compensation payable or to become payable to officers, key salaried employees or agents of the Business, including but not limited to the Transferred Employees, or increase any bonus, insurance, pension or other benefit plan, payment or arrangement made to, for or with any such officers, key salaried employees or agents;

(C)

declare or pay any dividends (whether in cash, shares of stock or otherwise) on, or make any other distribution, directly or indirectly, in respect of any shares of its capital stock, or issue, purchase, redeem or acquire for value any shares of its capital stock, except as required pursuant to the issuance of shares relating to convertible securities, warrants or options;

(D)

enter into any contract or commitment or engage in any transaction with respect to the Business, including but not limited to the Transferred Employees, not in the ordinary course and consistent with the prior practices of the Business without the prior written consent of the Buyer;

(E)

cancel, amend or rescind any Transferred Contract other than in the ordinary course of business consistent with past practice;

(F)

other than pursuant to this Agreement, purchase or sell or otherwise dispose of any capital asset of the Business or incur any long-term material expenditure other than in the ordinary course of the Business and consistent with past practices;

(G)

subject to Section 6.1(d), do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any contract, commitment or obligation of the Seller with respect to the Business, including without limitation any of the Transferred Contracts;

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(H)

make any material change in its accounting practices, procedures or methods or in its cash management practices, including its practices with respect to the maintenance of its working capital balances and write-downs and charge-offs of accounts receivable, collection of accounts receivable, payment of accounts payable and cash management practices generally;

(I)

make or change any material election, enter into any closing agreement, surrender any claim for refund, agree to settle any claim, file any amended Tax Return in respect of, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of, in each case, Taxes of the Business or with respect to the Acquired Assets if such action could result in a lien for Taxes on the Acquired Assets or any liability of Buyer for any such Taxes; or

(J)

agree to do anything prohibited by this Section 6.1(b)(ii).

c)

No Shopping.  Neither the Seller nor any of its representatives shall solicit, encourage, assist, provide information for, negotiate or enter into any agreement with respect to the sale of all or any substantial portion of the Acquired Assets or the Business, or the sale of any of the stock of the Seller or any merger or other business combination of the Seller to occur prior to the Closing, except in connection with the public status of the Seller and except as required in the judgment of the Seller’s board of directors in furtherance of its fiduciary obligations to its shareholders under the circumstances described in Sections 11.1(a)(v) or (vi); provided that the Seller shall promptly notify the Buyer of any such discussions, negotiations or agreement and provided further that the Seller shall provide the Buyer with any material information provided to any such other Person not previously provided to the Buyer.

d)

Consents of Third Parties.  The Seller will employ all commercially reasonable efforts to secure, before the Closing Date, the consent, in substance approved by the Buyer and the Buyer’s counsel, although Buyer shall not be required to expend additional funds to obtain any such consent (provided that Buyer and the Buyer’s counsel shall not unreasonably withhold or delay such approval), to the consummation of the transactions contemplated by this Agreement by each party to any of the Transferred Contracts and Permits set forth on Schedule 8.5.  In the event that the Parties agree not to request the consent of a third party necessary to the assignment of one or more of the Transferred Contracts, the Seller hereby agrees that it shall use all commercially reasonable efforts to subcontract or otherwise make available to the Buyer all of its rights pursuant to each such contract to the Buyer, and the Buyer hereby agrees to be bound by and obligated to the terms of all applicable provisions of such subcontracted agreements.  The Parties agree to use their commercially reasonable efforts to draft, review, approve and execute any and all documentation necessary or appropriate to evidence all such arrangements on or prior to the Closing Date.

e)

Cooperation.  Both parties will use all commercially reasonable efforts to cause the satisfaction of the conditions precedent contained herein and to cooperate with all

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reasonable requests of the other party or its counsel or agents in connection with the consummation of the transactions contemplated hereby.

6.2.

Confidential Information.  The Buyer and the Seller agree that from and after the Closing the Buyer shall be deemed to be the Owner and the Seller shall be deemed to be the Recipient of all Confidential Information relating to the Business and the Acquired Assets, as such terms are defined in that certain Confidentiality and Non-Disclosure Agreement between the Parties dated as of July 2, 2007 (the “Confidentiality Agreement”), except that nothing contained in the Confidentiality Agreement shall prevent the Seller from making any disclosures deemed necessary by the Seller to comply with applicable law as well as to effectuate any transaction in connection with its status as a public company, including without limitation, making public disclosures in its public filings or otherwise, or to use any information in connection with any potential merger, consolidation, exchange or sale of shares or otherwise of the Seller after the Closing or any transaction involving Seller’s status as a public company.

6.3.

Stockholders Meeting; Proxy Statement.  The Seller, acting through the Board of Directors, shall:

a)

(i) use all commercially reasonable efforts to promptly prepare and, no later than twenty (20) days after the approval of this transaction by consent of the holders of the majority of Sellers’ outstanding shares pursuant to Delaware law, file with the SEC an information statement under Regulation 14C of the Securities Exchange Act of 1934 (the “Act”) providing the information required to be disclosed under Schedule 14C (the “Information Statement”); (ii) obtain and furnish the information required to be included by it in the Information Statement and, after consultation with the Buyer, respond promptly to any comments made by the SEC with respect to the Information Statement, and (iii) prior to the actions specified in (i) above, undertake to obtain the written consent of the holders of the majority of the Seller’s outstanding shares to approve this Agreement, the change of Seller’s corporate name and the increase in authorized capital stock of the Seller, as well as  the other transactions contemplated thereby and hereby unless, in the good faith opinion of the Board of Directors (after consultation with counsel), taking any such action might be inconsistent with its fiduciary duties to the Seller’s stockholders under applicable law, it being understood and agreed that if action by consent is not possible, then a proxy statement complying with Schedule 14A under the Act (the “Proxy Statement”) shall be filed fifteen (15) days from the date that Seller determines that action by written consent cannot be obtained, but in any event Seller shall file such Information Statement or Proxy Statement within thirty (30) days of the date hereof.

b)

if action by written consent has not been taken, include in the Proxy Statement, if such is filed, the recommendation of the Board of Directors that the stockholders of the Seller vote in favor of the approval of this Agreement and the name change of Seller, and use its reasonable best efforts to solicit from the stockholders of the Seller proxies, in favor of adoption of this Agreement;

c)

if action by written consent has not been taken, duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of considering and taking action upon the adoption of this Agreement and the transactions contemplated hereby (the

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“Stockholders Meeting”), to be held twenty-one (21) days following the filing of the definitive Proxy Statement with the SEC, subject to SEC review; and

d)

if at any time prior to the Stockholders Meeting, or prior to the time that the action by written consent is permitted to become effective pursuant to regulation 14C of the Act, any information relating to the Seller, or any of its Affiliates, officers or directors, should be discovered which should be set forth in an amendment or supplement to the Proxy Statement or Information Statement, as the case may be, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, whether in light of the circumstances under which they were made or in light of such newly discovered information, the Seller shall promptly notify the Buyer and shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by law, disseminated to the stockholders of the Seller.

e)

The Buyer shall, upon request, furnish the Seller with all information concerning it and its Affiliates as the Seller may reasonably deem necessary or advisable in connection with the Seller preparing the Proxy Statement or Information Statement and the Buyer shall be entitled to review and approve the statements made regarding such matters prior to filing with the SEC.  If at any time prior to the Stockholders Meeting, or the time by which  the action by written consent is permitted to become effective pursuant to Regulation 14C of the Act, any information relating to the Buyer, or any of its Affiliates, officers or directors, should be discovered by the Buyer which should be set forth in an amendment or supplement to the Proxy Statement or Information Statement, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, whether in light of the circumstances under which they were made or in light of such newly discovered information, the Buyer shall promptly notify the Seller, and the Seller shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by law, disseminate to the stockholders of the Seller.

6.4.

Use of Name.  The Buyer is purchasing all of the Seller’s rights to the business names of the Seller used in the Business and therefore the Seller shall not be entitled to use the name “ION Networks” or variations thereof as corporate or business names or titles anywhere in the world from and after the Closing.  Promptly following the Closing, but in any case within thirty (30) days, the Seller shall file a Certificate of Amendment to its Certificate of Incorporation to change its name to one that does not contain the words “ION” or “ION Networks” or any combination or derivative thereof, subject to stockholder approval.

6.5.

Employees.

a)

As used in this Agreement, “Transferred Employees” mean the employees of the Seller set forth in Schedule 6.5 who have accepted employment with Buyer contingent upon the Closing Date.

b)

The Buyer shall offer employment to the Transferred Employees effective as of the day immediately following the Closing Date at the same salary or hourly wage set forth in Schedule 6.5, subject to the Buyer’s right to terminate any such Transferred Employee, in accordance with applicable law, at any time with or without cause.  Except as otherwise required

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by applicable law or provided in this Section 6.5, the Buyer shall employ the Transferred Employees in accordance with, and subject to, the Buyer’s usual terms, conditions and policies of employment applicable generally from time to time to its employees, including all of the Buyer’s policies regarding modification of the terms and conditions of employment.  Notwithstanding anything contained herein to the contrary, this Section 6.5 shall not create any obligation on the part of Buyer to continue the employment of any Transferred Employee.

c)

The Buyer shall have no obligation to provide or cause to be provided retiree medical, health and life benefits to any retired or former employee of the Seller who is entitled to such benefits as of the Closing Date.

d)

As soon as practicable following the Closing Date, the Transferred Employees shall be eligible to participate in the Buyer’s 401(k) plan (the “Buyer 401(k) Plan”) on the same terms and conditions as similarly situated employees of the Buyer are eligible to participate therein, subject to the terms and conditions of such plans.  The Buyer shall cause the Buyer 401(k) Plan to recognize prior service of the Transferred Employees under the Seller’s 401(k) plan, whether provided by it or its agents, on and prior to the Closing Date as service with the Buyer for purposes of eligibility and vesting thereunder.

e)

No provision of this Section 6.5 shall create any third party beneficiary rights in any employee or former employee (including any beneficiary or dependent of such employee or former employee) of the Seller with respect to continued or resumed employment or other matters, or create any rights in any such persons in respect of any benefit plan or arrangement.

6.6.

Liability for Transfer Taxes and Related Matters.  The Parties shall share equally the amount of all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes and fees (“Transfer Taxes”), arising out of or in connection with or attributable to the transfer of the Acquired Assets pursuant to this Agreement.  The Buyer shall prepare and timely file all Tax Returns required to be filed in respect of such Transfer Taxes, provided that the Seller shall be permitted to prepare any such Tax Returns that are the primary responsibility of the Seller under applicable law.  Each Party shall pay its share of the Transfer Taxes prior to the due date therefor.  The Parties agree to utilize, or cause their respective Affiliates to utilize, the alternate procedure set forth in Revenue Procedure 2004-53 with respect to wage reporting.

6.7.

Collection of Accounts Receivable.  For a period of three (3) months after the Closing (the “Collection Period”), the Buyer shall collect the Retained Accounts Receivable on behalf of, and at no cost to, the Seller using the same degree of care as the Buyer uses to collect its own accounts receivable.  The Buyer shall have no obligation to engage an attorney, to commence a legal proceeding, or to take any other extraordinary action to collect the Retained Accounts Receivable.  Within five (5) Business Days after the end of each month during the Collection Period and within five (5) Business Days after the end of the Collection Period (each, an “Accounting Date”), the Buyer shall deliver to Seller by wire transfer of immediately available funds an amount equal to the aggregate payments pertaining to the Retained Accounts Receivable received by the Buyer (x) after the Closing Date and prior to the applicable

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Accounting Date and (y) not previously delivered to Seller.  On each Accounting Date, the Buyer shall also deliver to Seller a statement setting forth the Retained Accounts Receivable received by the Buyer prior to such Accounting Date.  On the first Business Day after the end of the Collection Period, any Retained Accounts Receivable not collected by the Buyer as of the end of the Collection Period shall be deemed to be an Acquired Asset, and the Seller shall have no further rights with respect to such Retained Accounts Receivable or any amounts collected by the Buyer with respect thereto.

6.8.

Notice of Developments.

a)

The Seller may elect at any time to notify the Buyer in writing of any development causing a breach of any of the representations and warranties in Section 4 above.  Such written notice will be deemed to have amended the Disclosure Schedules and to have qualified the representations and warranties contained in Section 4 above with respect to events occurring after the date hereof, but will not be deemed to amend or supplement the Disclosure Schedules or to prevent or cure any misrepresentation or breach of warranty for purposes of Section 8.1 below.

b)

Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Section 4 or Section 5, as applicable.  No disclosure by any Party pursuant to this Section 6.8(b), however, shall be deemed to amend or supplement the Disclosure Schedule with respect thereto or to prevent or cure any misrepresentation or breach of warranty for purposes of Section 8 or Section 9 hereof.

c)

At any time prior to the Closing, the Seller may elect to update the schedules set forth in Section 1.1 hereto by providing written notice to Buyer.

6.9.

Further Agreements.  The Seller authorizes and empowers the Buyer after the Closing Date to receive and to open all mail received by the Buyer relating to the Acquired Assets or the Assumed Liabilities and to deal with the contents of such communications in any proper manner.  The Seller shall (a) promptly deliver to the Buyer, any mail or other communication received by it after the Closing Date, (b) promptly wire transfer in immediately available funds to the Buyer, any cash, electronic credit or deposit received by the Seller and (c) promptly forward to the Buyer, any checks or other instruments of payment that it received (properly endorsed), in each case relating to the Business, the Acquired Assets or the Assumed Liabilities.  The Buyer shall (x) promptly deliver to the Seller any mail or other communication received by it after the Closing Date, (y) promptly wire transfer in immediately available funds to the Seller, any cash, electronic credit or deposit received by the Buyer and (z) promptly forward to the Seller, any checks or other instruments of payment that it receives, in each case relating to the Excluded Assets (other than the Retained Accounts Receivable) or the Excluded Liabilities.  From and after the Closing Date, the Seller shall refer all inquiries with respect to the Business, the Acquired Assets and the Assumed Liabilities to the Buyer, and the Buyer shall refer all inquiries with respect to the Excluded Assets and the Excluded Liabilities to the Seller.

6.10.

Communication with Acquired Customers.  The Seller and the Buyer shall send a joint letter to all of Seller’s customers included in the Acquired Assets, in form and

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substance mutually satisfactory to the parties, at a mutually satisfactory time after the Closing, which shall include, but not be limited to, advising such customers about this Agreement and the pending transfer of such customers from the Seller to the Buyer.

6.11.

Further Assurances.  At any time on or after the Closing, the parties hereto shall each perform such acts, execute and deliver such instruments, assignments, endorsements and other documents and do all such other things consistent with the terms of this Agreement as may be reasonably necessary to accomplish the transactions contemplated in this Agreement or otherwise to carry out the purpose of this Agreement.

7.

CONDITIONS PRECEDENT TO EACH PARTY’S OBLIGATIONS.  The respective obligations of each Party to this Agreement to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

7.1.

Stockholder Approval.  The stockholders of the Seller entitled to vote on or consent to this Agreement in accordance with the Delaware General Corporation Law and the Seller’s Certificate of Incorporation shall have approved this Agreement and the name change of Seller.

7.2.

No Litigation.  No restraining order or injunction shall prevent the transactions contemplated by this Agreement.

8.

CONDITIONS PRECEDENT TO THE BUYER’S OBLIGATIONS.  The obligation of the Buyer to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of each of the following conditions (to the extent noncompliance is not waived in writing by the Buyer):

8.1.

Representations and Warranties True at Closing.  The representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects (except representations which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of this Agreement and at and as of the Closing Date with the same effect as though such representations and warranties had been made or given at and as of the Closing Date.

8.2.

Compliance with Agreement.  The Seller shall have performed and complied, in all material respects, with all of its obligations under this Agreement that are to be performed or complied with by it under this Agreement at or prior to Closing.

8.3.

No Material Adverse Effect.  There shall have been no Material Adverse Effect, whether covered by insurance or not.

8.4.

Certificate.  The Seller shall have delivered to the Buyer a certificate, dated the Closing Date, signed by an officer of the Seller certifying that the conditions set forth in Sections 8.1, 8.2 and 8.3 have been satisfied.

8.5.

Approvals.  All notices, filings with and consents and approvals of governmental agencies and third parties listed on Schedule 8.5 hereto shall have been obtained in form and substance satisfactory to the Buyer and the Buyer’s counsel.

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8.6.

Resignations from Administaff.  Each Transferred Employee shall have resigned from Administaff, effective as of the Closing.

8.7.

Inventions Assignment Agreement.  Each of Adam Liss, William Whitney, Columba Martinez and Steve Trackim shall have entered into an inventions assignment agreement, in a form satisfactory to the Buyer, sufficient to assign all rights such employees may have in any intellectual property such employees created while employed by the Seller.

8.8.

Discharge of Indebtedness.  The Seller shall have discharged or procured the discharge of the Indebtedness described on Schedule 4.28, subject to payment of the Debt Amount.

8.9.

Discharge of Encumbrances.  The Seller shall have discharged or procured the discharge of each Encumbrance on the Acquired Assets described on Schedule 4.11.

8.10.

Intellectual Property Documentation.  The Seller shall (a) be in total compliance with all licenses included in the Licensor Intellectual Property licensed by Seller and set forth on Schedule 8.10,which Schedule may be updated by Seller from time to time, but in no event later than three (3) days prior to the Closing, and (b) provide evidence of such total compliance to Buyer, which evidence shall be a form and substance reasonably satisfactory to the Buyer.  For purposes of this Section, the term “total compliance” shall constitute compliance with the matters set forth in Schedule 8.10.

8.11.

Payment of Past Royalties to Wind River.  The Seller shall have settled all disputes with and, paid in full any and all royalties due to, Wind River as of the Closing Date.

8.12.

Transferred Employees.  Each of the Transferred Employees shall have accepted the Buyer’s offer of employment by executing and delivering to the Buyer a letter substantially in the form attached as Exhibit F.

8.13.

Delivery of Documents and Other Items.  On or prior to the Closing Date, the Seller shall have delivered to the Buyer the documents and other items set forth in Section 3.2.

9.

CONDITIONS PRECEDENT TO SELLER’S OBLIGATIONS.  The obligation of the Seller to consummate the Closing shall be subject to the satisfaction, at or prior to Closing of each of the following conditions (to the extent noncompliance is not waived in writing by the Seller):

9.1.

Representations and Warranties True at Closing.  The representations and warranties made by the Buyer in this Agreement shall be true and correct in all material respects (except representations which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of this Agreement and at and as of the Closing Date with the same effect as though such representations and warranties had been made or given at and as of the Closing Date.

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9.2.

Compliance with Agreement.  The Buyer shall have performed and complied, in all material respects, with all of its obligations under this Agreement that are to be performed or complied with by it under this Agreement at or prior to the Closing.

9.3.

Certificate.  The Buyer shall have delivered to the Seller a certificate, dated the Closing Date, signed by an officer of the Buyer certifying that the conditions set forth in Sections 9.1 and 9.2 have been satisfied.

9.4.

Delivery of Documents and Other Items.  On or prior to the Closing Date, the Buyer shall have delivered to the Seller the documents and other items set forth in Section 3.3.

10.

SURVIVAL; INDEMNIFICATION.

10.1.

Survival of Representations and Warranties.  The representations and warranties of the Seller contained in Section 4.21 of this Agreement shall survive the Closing until the twelve (12) month anniversary of the Closing Date and shall not survive thereafter; all other representations and warranties of the Parties contained this Agreement shall not survive the Closing.

10.2.

Indemnity by the Seller.  Subject to any liability being limited to the Escrow Funds, the Seller agrees to indemnify and hold the Buyer harmless from and with respect to any and all claims, liabilities, losses, damages, costs and expenses, including without limitation the reasonable fees and disbursements of counsel (collectively, the “Losses”), related to or arising directly or indirectly out of any (i) breach by the Seller of any representation or warranty contained in Section 4.21, (ii) failure or any breach by the Seller of any covenant made by the Seller which, by its terms, is to be performed after the Closing, (iii) ownership or operation of the Acquired Assets prior to the Closing other than the Assumed Liabilities, or the (iv) Excluded Asset.  It is understood and agreed that Seller’s liability under this Section 10.2 shall be limited to the Escrow Funds.  It is further understood that Buyer’s exclusive remedy for any Losses in connection with the items specified in subparagraphs (i)-(iv) of this Section 10.2 shall be the indemnity specified in this Section 10.2.

10.3.

Indemnity by the Buyer.  The Buyer agrees to indemnify and hold the Seller harmless from and with respect to any and all Losses, related to or arising directly or indirectly out of (a) breach of any representation or warranty contained in this Agreement, (b) any failure or any breach by the Buyer of any covenant made by the Buyer which, by its terms, is to be performed after the Closing, (c) the ownership or operation of the Acquired Assets after the Closing other than the Excluded Liabilities or (d) the Assumed Liabilities.

10.4.

Claims.

a)

Notice.  Any party seeking indemnification hereunder (the “Indemnified Party”) shall promptly notify the other party or parties hereto from whom such Indemnified Party is entitled to indemnification hereunder (the “Indemnifying Party”, which term shall include all Indemnifying Parties if there be more than one) of any action, suit, proceeding, demand or breach (a “Claim”) with respect to which the Indemnified Party claims indemnification hereunder, provided that failure of the Indemnified Party to give such notice shall not relieve the

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Indemnifying Party of its obligations under this Section 10 except to the extent, if at all, that such Indemnifying Party shall have been prejudiced thereby.

b)

Third Party Claims.

(i)

If such Claim relates to any action, suit, proceeding or demand instituted against the Indemnified Party by a third party (a “Third Party Claim”), the Indemnifying Party shall be entitled to participate in the defense of such Third Party Claim after receipt of notice of such claim from the Indemnified Party.  Within thirty (30) days after receipt of notice of a particular matter from the Indemnified Party, the Indemnifying Party may assume the defense of such Third Party Claim, in which case the Indemnifying Party shall have the authority to negotiate, compromise and settle such Third Party Claim, if and only if the following conditions are satisfied:

(A)

the Indemnifying Party shall have confirmed in writing that it is obligated hereunder to indemnify the Indemnified Party with respect to such Third Party Claim;

(B)

the Indemnified Party shall not have given the Indemnifying Party written notice that it has determined, in the exercise of its reasonable discretion, that matters of corporate or management policy or a conflict of interest make separate representation by the Indemnified Party’s own counsel advisable; and

(C)

such Third Party Claim involves only money damages and does not seek an injunction or other equitable relief.

(ii)

The Indemnified Party shall retain the right to employ its own counsel and to participate in the defense of any Third Party Claim, the defense of which has been assumed by the Indemnifying Party pursuant hereto, but the Indemnified Party shall bear and shall be solely responsible for its own costs and expenses in connection with such participation.

10.5.

Method and Manner of Paying Claims.

a)

The claimant shall advise the Party who is required to provide indemnification therefor in writing of the amount and circumstances surrounding such claim.  If within thirty (30) days the other Party has not contested such claim in writing, the other Party, or the Escrow Agent, as the case may be, will pay the full amount thereof within ten (10) days after the expiration of such period.  Any amounts owed by the Seller pursuant to this Section 10 shall be paid to the Buyer only from the Escrow Funds to the extent funds are available thereunder.  If the other Party objects in good faith to such claim in writing with sufficient detail to support such objection, the claimant shall have thirty (30) days from the receipt of such objection to respond in a written statement to the objection.  If after such thirty (30) day period there remains a dispute as to any claims, the Parties shall attempt in good faith for thirty (30) days to agree upon the rights of the respective parties with respect to each of such claims.  If no such agreement can be reached after good faith negotiation, either Buyer or the Seller may commence legal proceedings in any court of competent jurisdiction to resolve such matter.  The indemnifying party or the Escrow Agent, as applicable, shall pay the full amount within ten (10) days upon

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final determination of the amount of such claim, either by mutual agreement of the Parties or upon judgment of such court of competent jurisdiction.

b)

The indemnification provided in this Section 10 shall terminate twelve (12) months after the Closing Date, except that indemnification shall continue as to any Loss or any Claim (including a Third Party Claim) of which the indemnified party notified the indemnifying party in reasonable detail in accordance with this Section 10 on or prior to the date such indemnification would have otherwise terminated, and the obligation of the indemnifying party shall continue until the liability of the indemnified party shall finally be determined and the indemnified party shall have been fully reimbursed or, if applicable, to the fullest extent possible using the Escrow Funds.

c)

Notwithstanding anything to the contrary contained in this Agreement, no obligation of an Indemnifying Party with respect to any indemnifiable Loss otherwise payable by such Indemnifying Party under Section 10.2 or 10.3 as the case may be shall be payable until such time as all indemnifiable Losses payable by such Indemnifying Party exceed $5,000, at which time such Indemnifying Party shall be liable in full for all Losses it is required to indemnify (including such $5,000 amount).

11.

TERMINATION.

11.1.

Termination.

a)

This Agreement (other than the provisions of this Section 11 and of Sections 13.1–13.8 and 13.10–13.13 hereof) may be terminated at any time prior to the Closing:

(i)

by mutual written consent of the Parties;

(ii)

by either Party in writing, without liability to the terminating Party on account of such termination (provided the terminating Party is not otherwise in default or in breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2007, subject to extension due to SEC review of the Proxy Statement or Information Statement, as applicable, or amendments thereto, other than as a consequence of the intentional breach or the intentional default by the terminating Party;

(iii)

by the Buyer on or at any time prior to the Closing Date by written notice to the Seller in the event of (A) any breach by the Seller of its representations and warranties set forth herein which, when taken individually or in the aggregate, has or would have a Material Adverse Effect; or (B) a breach by the Seller of its material covenants or agreements set forth herein, in each case which (1) cannot or has not been cured prior to the date that is fifteen (15) days after the giving of written notice of such breach to the Seller and (2) has not been waived by Buyer;

(iv)

by the Seller on or at any time prior to the Closing Date by written notice to the Buyer, in the event of (A) a breach by the Buyer of its representations and warranties set forth herein which, when taken individually or in the aggregate, has or would have a Material Adverse Effect; or (B) a breach by the Buyer of its material covenants or agreements set forth herein, in each case which (1) cannot or has not been cured prior to the date that is

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fifteen (15) days after the giving of written notice of such breach to the Buyer and (2) has not been waived by the Seller;

(v)

by the Seller by written notice to the Buyer if (A) the Seller receives a bona fide offer from any third party (excluding any affiliate of the Seller or any group of which any affiliate of the Seller is a member and excluding any offer received in contravention of any non-solicitation covenant set forth in this Agreement) with respect to a merger, sale of substantial assets or other business combination involving the Seller which requires the Seller to terminate this Agreement, (B) the Seller’s Board of Directors determines, in good faith, that such offer would yield a higher value to the Seller or its shareholders than this Agreement and (C) the Buyer fails within five (5) Business Days after it is notified of such determination and of the terms and conditions of such offer, to make an offer which is substantially equivalent to, or more favorable than, such offer; or

(vi)

by the Seller by written notice to the Buyer if (A) a bona fide tender/exchange offer is commenced by a third party (excluding any affiliate of the Seller or any group of which any affiliate of the Seller is a member and excluding any offer received in contravention of any non-solicitation covenant set forth in this Agreement) for more than 50% of the outstanding shares of the Seller’s Common Stock which is conditioned upon termination of this Agreement, (B) the Seller’s Board of Directors determines, in good faith, that such offer would yield a higher value to the Seller or its shareholders than this Agreement and (C) the Buyer fails within 5 Business Days after it is notified of such determination, to make an offer which is substantially equivalent to, or more favorable than, such tender/exchange offer.

11.2.

Effect of Termination.

a)

In the event of a termination of this Agreement pursuant to Section 11.1(a)(iii) solely as a result of Seller’s failure to close pursuant to Section 3 after the satisfaction in full of all of the conditions in Section 7 and Section 9, the Buyer shall have the right to exercise all of its legal rights and remedies under law.  The Buyer shall also be entitled to receive all expenses of the Buyer and its shareholders, officers and directors incurred in connection with the preparation of this Agreement and the transactions contemplated hereby, including without limitation attorney’s, accountant’s and outside adviser’s fees and disbursements;

b)

In the event of a termination of this Agreement pursuant to Section 11.1(a)(iv) solely as a result of Buyer’s failure to close pursuant to Section 3 (including without limitation the obligation of the Buyer to pay the Purchase Price), after the satisfaction in full of all of the conditions in Section 7 and Section 8, the Seller shall have the right to exercise all of its legal rights and remedies under law.  The Seller shall also be entitled to receive all expenses of the Seller and its shareholders, officers and directors incurred in connection with the preparation of this Agreement and the transactions contemplated hereby, including without limitation attorney’s, accountant’s and outside adviser’s fees and disbursements.  The Seller shall further be entitled to receive payment for any documented losses sustained by the Seller as a result of its inability to sell its unused credits for net operating losses (“NOLs”) in 2007 pursuant to the laws of the State of New Jersey and such inability is a direct result of the termination of this Agreement pursuant to Section 11.1(a)(iv); provided, however, that the Seller shall be obligated to resubmit its application to sell its unused credits for the NOLs and take all such other steps

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reasonably required to consummate such sale to mitigate any such losses, if possible, and in the event that Seller fails to attempt to mitigate such losses when possible, as aforesaid, the Buyer shall not be liable for any losses associated with respect to such unsold credits for NOLs;

c)

In the event of a termination of this Agreement pursuant to Section 11.1(a)(v) or Section 11.1(a)(vi), the Buyer’s sole remedy will be to receive a sum equal to (i) all expenses of the Buyer and its shareholders, officers and directors incurred in connection with the preparation of this Agreement and the transactions contemplated hereby, including without limitation attorney’s, accountant’s and outside adviser’s fees and disbursements plus (ii) $100,000 as agreed and liquidated damages, it being agreed that in such event Buyer’s actual damages would be incapable of precise ascertainment, and Buyer shall not be entitled to any other remedy in connection with the termination of this Agreement (including, without limitation, specific performance).

d)

Any payment required to be made by the Seller or the Buyer, as the case may be, pursuant to this Section 11 shall be made by such Party within three (3) Business Days after receipt by it of notice from the other Party setting forth, in reasonable detail, (i) a description of the event(s) giving rise to the payment obligation, (ii) the calculation of the payment obligation and (iii) the bank information necessary to effect a wire transfer to the non-breaching Party’s account.

12.

DEFINITIONS.  As used herein the following terms not otherwise defined have the following respective meanings:

“Accounting Date” has the meaning set forth in Section 6.7.

“Accounts Receivable” has the meaning set forth in Section 1.1(g).

“Acquired Assets” has the meaning set forth in Section 1.1.

“Act” has the meaning set forth in Section 6.3(a).

“Actual Net Tangible Asset Value” has the meaning set forth in Section 2.2(e)(i).

“Affiliate” means, as applied to any Person, any Person controlling, controlled by or under common control with such Person.

“Assignment and Assumption Agreement” has the meaning set forth in Section 3.2(d).

“Assumed Commissions” has the meaning set forth in Section 1.3(b)(iii).

“Assumed Inventory Liabilities” has the meaning set forth in Section 1.3(b)(i).

“Assumed Liabilities” has the meaning set forth in Section 1.3(b).

“Assumed Transferred Employees Liabilities” has the meaning set forth in Section 1.3(b)(ii).

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“Audited Balance Sheets” has the meaning set forth in Section 4.7.

“Audited Financials” has the meaning set forth in Section 4.7.

“Bill of Sale” has the meaning set forth in Section 3.2(b).

“Business” has the meaning set forth in the Recitals.

“Business Day” means any day, other than a Saturday, Sunday or a day on which banks located in the State of Delaware shall be authorized or required by law to close.

“Buyer” has the meaning set forth in the Preamble.

“Buyer 401(k) Plan” has the meaning set forth in Section 6.5(d).

“Buyer’s Calculations” has the meaning set forth in Section 2.2(d).

“Claim” has the meaning set forth in Section 10.4(a).

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” has the meaning set forth in Section 4.19(b).

“Collection Period” has the meaning set forth in Section 6.7.

“Confidentiality Agreement” has the meaning set forth in Section 6.2.

“Day-to-Day Expenses” has the meaning set forth in Section 1.3(b)(v)

“Debt Amount” has the meaning set forth in Section 3.2(c).

“Deficiency True Up Payment” has the meaning set forth in Section 2.2(e)(i).

“Disclosure Schedules” means the disclosure schedules attached hereto as Exhibit G in connection with Sections 4 and 5.

“Encumbrances” means any security interests, liens, claims, charges, options, mortgages, debts, leases (or subleases), conditional sales agreements, title retention agreements, deeds of trust, ground leases, tenancies, covenants, conditions, restrictions, easements, judgments, material defects as to title or any other encumbrances of any kind.

“Equipment” has the meaning set forth in Section 1.1(f).

“ERISA” has the meaning set forth in Section 4.19(a).

“Escrow Agreement” has the meaning set forth in Section 2.3(a).

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“Escrow Funds” has the meaning set forth in Section 2.3(a).

“Escrow Rate” has the meaning set forth in Section 2.2(e)(i).

“Estimated Net Tangible Asset Value” has the meaning set forth in Section 2.2(a).

“Excluded Assets” has the meaning set forth in Section 1.2.

“Excluded Liabilities” means all of the liabilities and obligations of the Seller other than the Assumed Liabilities.

“Final Closing Statement” has the meaning set forth in Section 2.2(b)(i).

“Financial Statements” has the meaning set forth in Section 4.7.

“Financing Agreement” means that certain Financing Agreement, dated as of August 16, 2005, by and between Seller and Bridge Bank, NA, as amended.

“GAAP” has the meaning set forth in Section 2.2(a).

 “Hazardous Substances” has the meaning set forth in Section 4.12(b).

“Indebtedness” means, as applied to any Person, all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, including without limitation (a) all indebtedness of such Person for the deferred purchase price of property or services represented by a note or other security, (b) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of a lender under such agreement in the event of default are limited to repossession or sale of such property), (c) all indebtedness of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (d) all obligations under leases which shall have been or must be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (e) any liability of such Person in respect of banker’s acceptances or letters of credit, (f) all interest, fees and other expenses owed with respect to the indebtedness described above, and (g) all indebtedness referred to above which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Indemnified Party” has the meaning set forth in Section 10.4(a).

“Indemnifying Party” has the meaning set forth in Section 10.4(a).

“Independent Accounting Firm” has the meaning set forth in Section 2.2(d).

“Information Statement” has the meaning set forth in Section 6.3(a).

“Intellectual Property” has the meaning set forth in Section 1.1(b).

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“Intellectual Property Rights” means, in any and all jurisdictions throughout the world, all (i) inventions and discoveries (whether or not patentable or reduced to practice), patents, patent applications, invention disclosures, industrial designs, mask works and statutory invention registrations, (ii) trademarks, service marks, domain names, trade dress, trade names and other identifiers of source or goodwill, including registrations and applications for registration thereof and including the goodwill symbolized thereby or associated therewith, (iii) published and unpublished works of authorship, whether copyrightable or not (including Software), copyrights therein and thereto, registrations, applications, renewals and extensions therefor, and any and all rights associated therewith, (iv) confidential and proprietary information, including trade secrets, know how and invention rights, (v) rights of privacy and publicity, and (vi) any and all other proprietary rights.

“Interim Balance Sheet” has the meaning set forth in Section 4.7.

“Interim Financials” has the meaning set forth in Section 4.7.

“Inventories” has the meaning set forth in Section 1.1(e).

“IRS” means the United States Internal Revenue Service.

“Leased Property” means that certain property located at 120 Corporate Boulevard, South Plainfield, NJ 07080 and leased by the Seller pursuant to that certain Lease by and between the Seller and 116 Corporate Boulevard LLC, dated as of July 21, 2003, as modified by that certain Lease Extension, dated as of May 11, 2006.

“Licensed Intellectual Property” has the meaning set forth in Section 1.1(q).

“Licensor Intellectual Property” means all Intellectual Property used in or related to the Business that the Seller has licensed to third parties or authorized third parties to use.

“Losses” has the meaning set forth in Section 10.2.

“Material Adverse Effect” means the result of one or more events, changes or effects which, individually or in the aggregate, (a) is, or is reasonably likely to result in, a diminution in value of the Acquired Assets in excess of $50,000 or (b) is, or is reasonably likely to result in, any liabilities, losses, damages, costs and expenses (including without limitation the reasonable fees and disbursements of counsel) to the Buyer in excess of $25,000 after the Closing Date.  Excluded from this definition is any event, change or effect resulting from general economic, financial and/or market conditions in the United States.

“Net Tangible Asset Reduction” has the meaning set forth in Section 2.2(a).

“Net Tangible Asset Value” means, as of any date, the amount determined by subtracting the amount of the Assumed Liabilities as of such date from the amount of the tangible Acquired Assets, excluding capitalized software, as of such date, both determined in accordance with GAAP applied on a basis consistent with the Audited Balance Sheets.

“NOLs” has the meaning set forth in Section 11.2(b).

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“Open Source Software” means any Software that contains, or is derived in any manner from, in whole or in part, any Software that is distributed as freeware, shareware, open source Software (e.g., Linux) or similar licensing or distribution models that (i) require the licensing or distribution of source code to licensees, (ii) prohibit or limit the receipt of consideration in connection with sublicensing or distributing any Software, (iii) except as specifically permitted by applicable law, allow any Person to decompile, disassemble or otherwise reverse-engineer any Software, or (iv) require the licensing of any Software to any other Person for the purpose of making derivative works.  For the avoidance of doubt, “Open Source Software” includes, without limitation, Software licensed or distributed under any of the following licenses or distribution models (or licenses or distribution models similar thereto):  (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Mozilla Public License (MPL); (iii) the Eric A. Young License (EAY); (iv) the RSA Data Security License (RSA); (v) the BSD License (BSD); (vi) the BSD-like License; and (vii) any other license or distribution model described by the Open Source Initiative as set forth on www.opensource.org.

“Other Assumed Liabilities” has the meaning set forth in Section 1.3(b)(vi).

“Owned Intellectual Property” means (i) all Intellectual Property owned by or being developed by the Seller and used in or related to the Business, together with (ii) the Registered Intellectual Property.

“Owned Software” means any and all Software as to which Intellectual Property Rights embodied therein are owned by the Seller.

“PBGC” has the meaning set forth in Section 4.19(g).

“Permits” has the meaning set forth in Section 1.1(n).

“Permitted Liens” means, with respect to the Acquired Assets, any of the following: (i) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business, (ii) liens for real estate, ad valorem or other taxes, assessments and governmental charges which are not yet due and payable or which are being contested in good faith and (iii) liens arising pursuant to the terms of any operating leases.

“Person” means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Personal Property Leases” has the meaning set forth in Section 1.1(o).

“Plan” has the meaning set forth in Section 4.19(a).

“Products” has the meaning set forth in Section 1.1(a).

“Proxy Statement” has the meaning set forth in Section 6.3(a).

“Purchase Price” has the meaning set forth in Section 2.1.

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“Real Estate Lease” has the meaning set forth in Section 1.1(p).

“Registered Intellectual Property” means Intellectual Property registered in the name of the Seller, and all applications therefor.

“Remaining Disputed Items” has the meaning set forth in Section 2.2(d).

“Retained Accounts Receivable” means the applicable percent of borrowing called for by the Financing Agreement with respect to a particular receivable, all of which are set forth on Exhibit H hereto, to be delivered by Seller immediately prior to the Closing.

“SEC” means the Securities and Exchange Commission.

“Seller” has the meaning set forth in the Preamble.

“Seller Calculation Materials” has the meaning set forth in Section 2.2(c)(i).

“Seller Software” means Owned Software and any and all other Software that is used or held for use in connection with the operation of the business of the Seller as currently conducted, including all (i) Software used in the Seller’s provision of Products to customers and/or end users, (ii) Software intended for license to customers and/or end users, and (iii) Software, libraries, modules and other materials used by the Seller in the development, design, construction and testing of any of the Software described in (i) or (ii) above.

“Seller’s Calculations” has the meaning set forth in Section 2.2(b)(ii).

“Software” means all (i) computer programs, applications, systems and code, including software implementations of algorithms, models and methodologies, and source code and object code, (ii) Internet and intranet websites, databases and compilations, including data and collections of data, whether machine-readable or otherwise, (iii) development and design tools, library functions and compilers, (iv) technology supporting websites, and the contents and audiovisual displays of websites, and (v) documentation, other works of authorship and media, including user manuals and training materials, relating to or embodying any of the foregoing or on which any of the foregoing is recorded.

“Solvent” means, with regard to a Person and as of a particular date (a) that, at fair valuation, such Person’s tangible assets are equal to or greater than the sum of all of such Person’s liabilities on such date, and (b) that the Person is generally able to pay such Person’s liabilities as such liabilities become due.

“Stockholders Meeting” has the meaning set forth in Section 6.3(c).

“Tax” or “Taxes” means any federal, state, local, foreign and other income, profits, franchise, capital, withholding, windfall profits, unemployment insurance, social security, occupational, production, severance, gross receipts, value added, sales, use, excise, real and personal property, ad valorem, occupancy, transfer, employment, stamp, disability, workers’ compensation or other similar tax, duty, fee, assessment or other governmental charge (including all interest and penalties thereon and additions thereto).

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“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Claims” has the meaning set forth in Section 10.4(b)(i).

“Transaction Documents” has the meaning set forth in Section 4.1.

“Transfer Taxes” has the meaning set forth in Section 6.6.

“Transferred Contracts” has the meaning set forth in Section 1.1(d).

“Transferred Employees” has the meaning set forth in Section 6.5(a).

“Wind River” means Wind  River Systems, Inc. located at 500 Wind River Way, Alameda, California 94501.

13.

GENERAL.

13.1.

Expenses.  All Transfer Taxes shall be shared as provided in Section 6.6.  Except as expressly set forth in Section 11 above, all other expenses of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby, including without limitation attorneys’, accountants’ and outside advisers’ fees and disbursements, shall be borne by the Party incurring such expenses.

13.2.

Notices.  All notices required or permitted to be given by either party to the other under this Agreement shall sent to the physical or electronic addresses set forth herein (or at such other address for a party as shall be specified in a notice given in accordance with this Section), and  shall be sufficient if sent by:  (a) hand delivery or courier service, with signature confirmation; (b) certified mail, return receipt requested; or (c) telegram, facsimile or e-mail (i.e., electronically), with electronic confirmation of receipt to the sender (sent as aforesaid, “notice”).  Facsimile or other electronic signatures of the undersigned parties will have the same force and effect as original signatures.  Notice addresses are as follows:

If to the Seller, prior or on the Closing Date to:

ION Networks, Inc.

120 Corporate Boulevard

South Plainfield, NJ 07080

Attention:  Norman E. Corn

Fax:  (908) 546-3901

Email:  ncorn@ion-networks.com

with a copy sent contemporaneously to:

Moses & Singer LLP

405 Lexington Avenue

New York, NY 10174

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Attention:  James Alterbaum

Fax:  (212) 554-7700

Email:  jalterbaum@mosessinger.com

If to the Seller, from and after the Closing Date to:

ION Networks, Inc.

120 Corporate Boulevard

South Plainfield, NJ 07080

Attention:  Norman E. Corn

Fax:  (908) 546-3901

Email:  ncorn@ion-networks.com

with a copy sent contemporaneously to:

Moses & Singer LLP

405 Lexington Avenue

New York, NY 10174

Attention:  James Alterbaum

Fax: (212) 554-7700

Email:  jalterbaum@mosessinger.com

If to the Buyer, to:

Cryptek, Inc.

1501 Moran Road

Sterling, VA 20166-9309

Attention:  William L. Anderson, CEO

Fax:  (571) 434-7004

Email:  banderson@cryptek.com

with a copy sent contemporaneously to:

Bingham McCutchen LLP

2020 K Street, NW

Washington, DC 20006

Attention:  Mara Glaser McCahan

Fax: (202) 373-6428

Email:  mara.glaser-mccahan@bingham.com

13.3.

Entire Agreement.  Except for the Confidentiality Agreement, this Agreement, together with the schedules, exhibits and other Transactions Documents, contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof, except for the Confidentiality Agreement, and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

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13.4.

Governing Law.  The validity and construction of this Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

13.5.

Section Headings.  The headings of sections and subsections are for reference only and shall not limit or control the meaning thereof.

13.6.

Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.  Neither this Agreement nor the obligations of any Party hereunder shall be assignable or transferable by such Party without the prior written consent of the other Party hereto.

13.7.

Severability.  In the event that any covenant, condition, or other provision herein contained is held to be invalid, void, or illegal by any court of competent jurisdiction, the same shall be deemed to be severable from the remainder of this Agreement and shall in no way affect, impair, or invalidate any other covenant, condition, or other provision contained herein.

13.8.

Further Assurances.  The parties agree to take such reasonable steps and execute such other and further documents as may be necessary or appropriate to cause the terms and conditions contained herein to be carried into effect.

13.9.

No Implied Rights or Remedies.  Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person any rights or remedies under or by reason of this Agreement.

13.10.

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.11.

Satisfaction of Conditions Precedent.  Each Party will use its commercially reasonable efforts to cause the satisfaction of the conditions precedent contained in this Agreement; provided, however, that nothing contained in this Section 13.11 shall obligate any Party to waive any right or condition under this Agreement.

13.12.

Public Statements or Releases.  Each Party agrees that prior to the consummation of the Closing no Party will make, issue or release any public announcement, statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without first obtaining the consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed.  Nothing contained in this Section 13.12 shall prevent any Party from making such disclosures as such Party may consider necessary in order to satisfy such Party’s legal, regulatory or contractual obligations upon notice to the other Party.

13.13.

Business Records.

a)

The Buyer acknowledges that business records of the Seller relating to the operations of the Business prior to the Closing will be conveyed to the Buyer as part of the Acquired Assets, and that the Seller may from time to time require access to or copies of such

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records in connection with tax matters or claims arising with respect to its operations prior to the Closing or the winding up of its affairs, and the Buyer agrees that upon reasonable prior notice from the Seller, it will, during normal business hours, provide the Seller with either access to or, at the Buyer’s option, copies of such records for such purposes.  The Seller agrees to hold any confidential information so provided in confidence and to use such information only for the purposes described above.  The Buyer agrees that it will not within three (3) years after the Closing Date destroy any business records prepared prior to the Closing without first notifying the Seller and affording it the opportunity to remove or copy them.  For purposes of the preceding sentence, any notice from the Buyer delivered in accordance with Section 13.2 shall be deemed to be adequate notice if not responded to in writing by the Seller within thirty (30) days.

b)

After the Closing Date, the Buyer and the Seller shall cooperate with each other and with each other’s agents, including accounting firms and legal counsel, in providing relevant Tax information of the Buyer, the Buyer’s Affiliates, the Seller and their respective subsidiaries in connection with (i) the preparation and filing of any Tax Returns, (ii) determining the liability for and amount of any Taxes due (including estimated Taxes) or the right to and amount of any refund of Taxes, (iii) examinations of Tax Returns, and (iv) any administrative or judicial proceeding in respect of Taxes assessed or proposed to be assessed.  Such information and documents shall be delivered without representation or warranty and shall include, without limitation, copies of records, returns, schedules, documents, work papers or other relevant materials.  The Buyer and the Seller shall also make available to each other, as reasonably requested and on a mutually convenient basis, personnel (including officers, directors, employees and agents of the Buyer or the Seller or their respective Affiliates) to provide such assistance as might be reasonably required in connection with the matters set forth above.  Any information provided under this Section 13.13 shall be kept confidential by the Party receiving the information or documents, except as may otherwise be necessary in connection with the filing of Tax Returns or in connection with any communications with a tax authority or any administrative or judicial proceedings relating to Taxes or any Tax Return.  The Buyer and the Seller and their respective Affiliates shall make available to each other for inspection and copying during normal business hours upon reasonable notice all Tax records in their possession to the extent reasonably required by the other Party in connection with the preparation, review or audit of Tax Returns, Tax litigation and claims, and the resolution of items under this Agreement.  All reasonable out-of-pocket costs and expenses incurred in connection with any of the foregoing actions shall be paid by the Party requesting such actions (subject to providing reasonable documentation of such out-of-pocket costs and expenses), including, with regard to making available personnel (including officers, directors, employees and agents of the Buyer or the Seller or their respective Affiliates) to provide such assistance with matters set forth in Section 13.13(b)(iv), providing reasonable compensation to the non-requesting Party for the time such personnel spends with respect to such matters.  The provisions of this Section 13.13(b) shall survive the Closing for a period of three (3) years after the Closing Date.

13.14.

Knowledge.  Whenever the phrase “to the knowledge of the Seller” or another similar qualification is used herein, the relevant knowledge shall refer to the actual knowledge of any of the individuals listed on Schedule 13.14 hereto, after reasonable investigation.

[Remainder of Page Intentionally Left Blank]

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Exhibit B to Asset Purchase Agreement

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Asset Purchase Agreement to be duly executed and delivered as a sealed instrument as of the date and year first above written.

CRYPTEK, INC.

/s/ William L. Anderson

By:

William L. Anderson

Title:

Chief Executive Officer

ION NETWORKS, INC.

/s/ Norman E. Corn

By:

Norman E. Corn

Title:

Chief Executive Officer

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Exhibt B

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”), dated as of [Insert Closing Date], is by and between Cryptek, Inc., a Delaware corporation (“Buyer”), ION Networks, Inc., a Delaware corporation (“Seller”, and together with Buyer, the “Depositors”), and U.S. Bank National Association, a national banking association, as Escrow Agent hereunder (“Agent”).

Buyer and Seller have entered into an Asset Purchase Agreement (as the same may be amended from time to time, the “Underlying Agreement”), dated as of November 19, 2007, pursuant to which Buyer is purchasing substantially all of the assets of Seller.  Capitalized terms used in this Escrow Agreement but not otherwise defined herein have the meanings given to them in the Underlying Agreement.  This Escrow Agreement is contemplated by Section 2.3 of the Underlying Agreement.

The Underlying Agreement provides that Buyer shall deposit the Assets (defined below) in a segregated escrow account to be held by Agent for the purpose of funding (x) any indemnification obligations of Seller to Buyer under Section 10 of the Underlying Agreement and (y) the Deficiency True Up Payment.

Simultaneous with the execution and delivery of this Escrow Agreement, Buyer will deliver to Agent $320,000 (the “Assets”) by wire transfer in accordance with the wire transfer instructions set forth on Schedule I attached hereto into an account identified as being established pursuant to this Escrow Agreement (the “Account”).  Agent is hereby authorized and directed by each of the Depositors, as their escrow agent, to hold, deal with and dispose of the Assets as provided in the Instructions set forth in Schedule II attached hereto and incorporated herein; subject, however, to the terms and conditions set forth below, which in all events, shall govern and control over any contrary or inconsistent provisions contained in Schedule II attached hereto.

1.

Agent’s Duties.  Agent’s duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement, and Agent shall not be subject to, or obliged to recognize, any other agreement between the Depositors or any other persons even though reference thereto may be made herein; provided, however, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all the parties hereto.  Unless expressly agreed, no variation shall constitute a general waiver of any provisions of this Escrow Agreement, nor shall such variation affect any rights, obligations or liabilities under or pursuant to this Escrow Agreement which have already accrued up to the date of such variation, and the rights and obligations under or pursuant to this Escrow Agreement shall remain in full force and effect, except and only to the extent that they are so waived.  Agent shall not be subject to or obligated to recognize any notice, direction or instruction of any or all of the parties hereto or of any other person, except as expressly provided for and authorized in Schedule II and in performing any duties under the Escrow Agreement, Agent shall not be liable to any Depositor or other party for consequential damages, including, without limitation lost profits losses, or expenses, except as a result of gross negligence or willful misconduct on the part of Agent.

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2.

Court Orders or Process.  If any controversy arises between the Depositors, or with any other person concerning the subject matter of this Escrow Agreement or its terms or conditions, Agent will not be required to determine the controversy or to take any action regarding it.  Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as Agent may require in Agent’s discretion, and Agent will not be liable for any interest or damages in connection therewith absent gross negligence or willful misconduct by Agent.  Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Account, the Assets or this Escrow Agreement, without determination by Agent of such court’s jurisdiction in the matter.  If any Assets are at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then in any such events Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it with notice thereof provided to the Depositors; and if Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Depositors or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

3.

Agent’s Actions and Reliance.  Agent shall not be personally liable for any act taken or omitted by it hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment.  Agent shall also be fully protected in relying upon any written notice, instruction, direction, certificate or document which in good faith it believes to be genuine.

4.

Agent Responsibility.  Agent shall not be responsible or liable for the sufficiency or accuracy of the form, execution, validity or genuineness of documents, instruments or securities now or hereafter deposited in the Account, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein.  Registered ownership of or other legal title to the Assets deposited in the Account shall be maintained in the name of Agent, or its nominee, only if expressly provided in Schedule II.  Agent may maintain qualifying Assets in a Federal Reserve Bank or in any registered clearing agency (including, without limitation, the Depository Trust Company) as Agent may select, and may register such deposited Assets in the name of Agent or its agent or nominee on the records of such Federal Reserve Bank or such registered clearing agency or a nominee of either.  Agent shall not be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement or this Escrow Agreement.

5.

Investments.

(a)

The Depositors hereby instruct the Agent to invest the Assets in the U.S. Bank Money Market Account – 9AMMF76P5 (DDAF15).  From time to time the Depositors may send a joint written notice to Agent modifying such investment, provided that any such investment shall be a Permitted Investment (as defined herein).  A Permitted Investment shall be

A/72319147.1

defined as:  certificates of deposit or time, demand or money market deposits of banks or trust companies, organized under the laws of the United States or any state, and money market mutual funds rated AAA by the Standard and Poor’s Rating Group.  If Agent does not receive instructions from the Depositors regarding the investment of any portion of the Assets, then Agent shall invest such portion of the Assets with respect to which it received no instructions in the money market mutual funds identified on Schedule III attached hereto and incorporated herein, which funds may be managed by an affiliate of Agent.

(b)

Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement.  Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of Agent or for any third person or dealing as principal for its own account.  The parties hereto acknowledge that Agent is not providing investment supervision, recommendations, or advice.  The parties hereto further acknowledge and agree that Agent is authorized to invest from or through its trust department or U.S. Bank National Association or any other bank affiliated with Agent through common control by U.S. Bancorp.

6.

Notices/Directions to Agent.  Notices and directions to Agent from the Depositors shall be in writing and signed by an authorized representative as identified pursuant to Schedule II, and shall not be deemed to be given until actually received by Agent’s employee or officer who administers the Account.  Such notices and directions may be given by mailing the same to the address indicated below.  Agent shall not be responsible or liable for the authenticity or accuracy of notices or directions properly given hereunder if the written form and execution thereof on its face purports to satisfy the requirements applicable thereto as set forth in Schedule II, as determined by Agent in good faith without additional confirmation or investigation.

Address of Agent:

U.S. Bank National Association

Corporate Trust Services

Two James Center, Suite 1850

1021 East Cary Street, 18th Floor

Richmond, Virginia 23219

Phone:

804.343.1559

Fax:

804.343.1572

Email:

chris.friess@usbank.com

7.

Books and Records.  Agent shall maintain books and records regarding its administration of the Account, and the deposit, investment, collections and disbursement or transfer of the Assets, shall retain copies of all written notices and directions sent or received by it in the performance of its duties hereunder, and shall afford each Depositor reasonable access, during regular business hours, to review and make photocopies (at Depositor’s cost) of the same.

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8.

Disputes Among Depositors and/or Third Parties.  In the event Agent is notified of any dispute, disagreement or legal action between or among any of the Depositors, and/or any third parties, relating to or arising in connection with the Account, the Assets or the performance of Agent’s duties under this Escrow Agreement, Agent shall be authorized and entitled, subject to Section 2 hereof, to suspend further performance hereunder, to retain and hold the Assets then in the Account and take no further action with respect thereto until the matter has been fully resolved, as evidenced by written notification signed by all Depositors and any other parties to such dispute, disagreement or legal action.

9.

Notice by Agent.  Any notices which Agent is required or desires to give hereunder to any of the Depositors shall be in writing and may be given by mailing the same to the address indicated below opposite the signature of such Depositor (or to such other address as said Depositor may have theretofore substituted therefor by written notification to Agent), by United States certified or registered mail, postage prepaid.   For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the Depositor to whom it was mailed at the time it is deposited in the United States mail by Agent whether or not such undersigned thereafter actually receives such notice.  Whenever, under the terms hereof the time for Agent’s giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day.

10.

Legal Counsel.  If Agent believes it to be reasonably necessary to consult with counsel concerning any of its duties in connection with the Account or this Escrow Agreement, or in case Agent becomes involved in litigation on account of being escrow agent hereunder or on account of having received property subject hereto, then in either case, its costs, expenses, and reasonable attorney’s fees shall be paid one-half by Buyer and one-half by Seller.

11.

Agent Compensation.  Agent shall be paid a fee for its services as set forth on Schedule IV attached hereto and incorporated herein, which shall be subject to increase upon notice sent to Depositors, and reimbursed for its reasonable costs and expenses incurred (including legal fees and expenses of its counsel).  In the event that the conditions of this Escrow Agreement are not promptly fulfilled, or if Agent renders any service not provided for in this Escrow Agreement, or if the Depositors request a substantial modification of its terms, or if any controversy arises, or if Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorney’s fees, including allocated costs of in-house counsel, and expenses occasioned by such default, delay, controversy or litigation and Agent shall have the right to retain all documents and/or other things of value at any time held by Agent pursuant to this Escrow Agreement until such compensation, fees, costs, and expenses are paid.  The Depositors jointly and severally promise to pay these sums upon demand.  Unless otherwise provided, the Depositors each will pay one-half of all Agents’ usual charges and Agent may deduct such sums from the Assets.  The Depositors and their respective successors and assigns agree jointly and severally to indemnify and hold Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on Agent or incurred by Agent in connection with the performance of its duties under this Escrow Agreement, including but not limited to any litigation arising from this Escrow Agreement or

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involving its subject matter.  The obligations of the Depositors under this Section 12 shall survive the resignation or removal of Agent and the termination of this Escrow Agreement.  Buyer and Seller shall bear the costs and expenses of their own advisors, consultants and agents incurred in connection with this Escrow Agreement.

12.

Agent Resignation.  It is understood that Agent reserves the right to resign at any time by giving written notice of its resignation, specifying the effective date thereof, to the Depositors.  Within 30 days after receiving the aforesaid notice, the Depositors agree to appoint a successor escrow agent to which Agent may transfer the Assets then held in the Account, less its unpaid fees, costs and expenses.  If a successor escrow agent has not been appointed and has not accepted such appointment by the end of the 30-day period, Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorney’s fees which Agent incurs in connection with such a proceeding shall be paid by the Depositors.

13.

Escrow Termination.  This Escrow Agreement shall terminate as provided in Schedule II.

14.

Governing Law.  This Escrow Agreement shall be construed, enforced, and administered in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.  The undersigned Agent hereby agrees to hold, deal with, and dispose of the Assets at any time deposited to the Account in accordance with this Escrow Agreement.

15.

Automatic Succession.  Any company into which Agent may be merged or with which it may be consolidated, or any company to whom Agent may transfer a substantial amount of its escrow business, shall be the successor to Agent without the execution or filing of any paper or any further act on the part of any of the Depositors, anything herein to the contrary notwithstanding.

16.

Tax Reporting  Agent shall have no responsibility for the tax consequences of this Escrow Agreement.  Agent hereby advises each Depositor to this escrow to consult with independent legal counsel concerning the tax ramifications of this transaction.

17.

Facsimile.  This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Escrow Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Escrow Agreement as to the parties and may be used in lieu of the original Escrow Agreement for all purposes.  Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

18.

Patriot Act.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity, Agent will ask for documentation to verify its formation and existence as a legal entity.  Agent

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may also ask to see financial statements, licenses, identification, and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

19.

Security Advice Waiver Language.  The Depositors acknowledge that regulations of the Comptroller of the Currency grant the Depositors the right to receive brokerage confirmations of security transactions as they occur.  The Depositors specifically waive such notification to the extent permitted by law and acknowledge that the Company will receive periodic cash transaction statements, which will detail all investment transactions.

DEPOSITORS

Name and Address	Signature and Title
Cryptek, Inc. 1501 Moran Road Sterling, VA 20166-9309 Attention: William L. Anderson, CEO Fax: (571) 434-7004 Email: banderson@cryptek.com	______________________________

[ION Networks, Inc.] [To be changed once Seller changes its name in accordance with the Underlying Agreement]

120 Corporate Boulevard

South Plainfield, NJ 07080

Attention:  Norman E. Corn

Fax:  (908) 546-3901

Email:  ncorn@ion-networks.com

______________________________

20.

Further Assurances.  The parties shall execute all such documents and shall do all such assurances, acts and things as are reasonably required to give effect to the terms of this Escrow Agreement.

21.

Rights of Third Parties.  No person who is not a party to this Escrow Agreement shall have any right to enforce this Escrow Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

BUYER

CRYPTEK, INC.

By:    ______________________________

Name:

William L. Anderson

Title:

Chief Executive Officer

Address:

SELLER

ION NETWORKS, INC.

By:    ______________________________

Name:

Norman E. Corn

Title:

Chief Executive Officer

ESCROW AGENT

U.S. BANK NATIONAL ASSOCIATION

By:    ______________________________

Name:

_____________________________

Title:

______________________________

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SCHEDULE I

WIRE TRANSFER INSTRUCTIONS

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SCHEDULE II

INSTRUCTIONS OF BUYER AND SELLER

1.

Deficiency True Up Payment.  On the first business day following the final determination of the Deficiency True Up Payment pursuant to Section 2.2(e) of the Underlying Agreement, the Depositors shall deliver a joint written notice to Agent and Seller (the “True Up Notice”).  Such True Up Notice shall state the amount of the Deficiency True Up Payment and request distribution to Buyer of such amount.  On the fourth business day following Agent’s receipt of the True Up Notice, Agent shall pay to Buyer the Deficiency True Up Payment from the Assets.

2.

Claims.

(a)

Claims under the Escrow Agreement for indemnification pursuant to Section 10 of the Underlying Agreement (each a “Claim”) must be made on or before ______________, 2008 [date that is one (1) year following the Closing] (the “Termination Date”).

(b)

The Depositors shall jointly provide written notice to Agent of the occurrence of the Termination Date (the “Termination Date Notice”).  The Depositor sending the Termination Date Notice shall simultaneously send it to the other Depositor.  Agent shall be entitled to conclusively rely on such Termination Date Notice.

(c)

At any time, and from time to time, during the period from the Closing through the Termination Date, Buyer may give to Agent and Seller one or more written notices (each, a “Draw Notice”) stating that Buyer is entitled to receive payment from Seller, pursuant to the indemnification obligations of Seller under Section 10 of the Underlying Agreement (subject to the limitations set forth therein, as applicable).  Unless Seller timely objects to the claim in such Draw Notice in accordance with Section 2(d) below, on the eighth (8th) day following receipt of such Draw Notice by Seller (or if the eighth (8th) day is not a business day, then on the first (1st) business day after the eighth (8th) day), Agent shall pay to Buyer the amount specified in the Draw Notice (to the extent available) from the Assets.

(d)

If Seller provides notice to Buyer (with a copy to Agent) disputing any Claim (a “Counter Notice”) within seven (7) days following receipt by Seller of a copy of the Draw Notice regarding such Claim, such Claim shall be resolved as provided in this Section 2(d).  If a Counter Notice is given by Seller with respect to a Claim, Agent shall disburse the appropriate Assets for any undisputed Claim and shall only disburse Assets in respect of the disputed Claims in accordance with (i) joint written instructions of Buyer and Seller or (ii) the determination of a court of competent jurisdiction.

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(e)

In the event that Seller and Buyer reach a settlement with respect to any Claim made by Buyer pursuant to this Section 2, Seller and Buyer shall jointly deliver written notice of such settlement to Agent, including (if applicable) instructions to Agent to disburse the agreed upon portion of the Assets to Buyer as specified in such joint written notice, and Agent shall disburse from the Assets in accordance with such instructions.

3.

Termination of Escrow.

(a)

No later than the second (2nd) business day following the Termination Date, unless any Claims have previously been asserted by delivery of a Draw Notice under Section 2(c) and continue to be pending, Agent shall promptly disburse the Assets to Seller or to any persons designated by Seller in writing, together with any interest and/or dividends received on the Assets.  If, as of the Termination Date, any Claims have previously been asserted by delivery of a Draw Notice under Section 2(c) and then continue to be pending, Agent shall disburse the Assets to Seller as contemplated by the immediately preceding sentence; provided, however that Agent shall exclude from such disbursement to Seller, and shall continue to hold as Assets hereunder, such of the Assets having an aggregate value equal to the maximum amount of all such pending Claims under Section 2(c) (as shown in the Draw Notices relating to such Claims, the “Indemnity Holdback Amount”).  Agent will thereafter disburse or continue to hold as Assets the Indemnity Holdback Amount in accordance with the provisions of Section 3(b).

(b)

From and after the Termination Date, each Claim that has been previously asserted prior to the Termination Date by delivery of a Draw Notice under Section 2(c), and continues to be pending on the Termination Date (“Pending Claims”), and for which an amount was included in the Indemnity Holdback Amount, as applicable, shall be treated as follows:

(i)

if a Counter Notice relating to such Pending Claim was not delivered by Seller prior to the Termination Date, and is not delivered by Seller within the applicable period following receipt by Agent and Seller of the Draw Notice relating to such Pending Claim, Agent shall promptly thereafter disburse to Buyer such amount of Assets, having an aggregate value equal to the amount claimed in the Draw Notice relating to such Pending Claim from the Indemnity Holdback Amount in accordance with Section 2(c); or

(ii)

if a Counter Notice relating to such Pending Claim was delivered by Seller prior to the Termination Date, or is delivered by Seller within the applicable period following receipt by Agent and Seller of the Draw Notice relating to such Pending Claim, then Agent shall disburse any portion of the Assets to Buyer only as specifically contemplated by Section 2(d) of this Schedule II.

Schedule II - 2

A/72319147.1

4.

Authorized Representatives for Notice/Directions to Agent.

(a)

Buyer hereby designates William L. Anderson, Chief Executive Officer, as the authorized representative of Buyer for purposes of Section 7 of the Escrow Agreement.

(b)

Seller hereby designates Norman E. Corn, Chief Executive Officer, as the authorized representative of Seller for purposes of Section 7 of the Escrow Agreement.

Schedule II - 3

A/72319147.1

SCHEDULE  III

                                              U. S. Bank National Association

Money Market Accounts

                                                                Account and Description Terms

The U.S. Bank Money Market account is a U.S. Bank National Association (“U.S. Bank”) interest-bearing money market deposit account designed to meet the needs of U.S. Bank’s Corporate Trust Services Escrow Group and other Corporate Trust customers of U.S. Bank. Selection of this investment includes authorization to place funds on deposit with U.S. Bank.

U.S. Bank uses the daily balance method to calculate interest on this account (actual/365 or 366). This method applies a daily periodic rate to the principal balance in the account each day.  Interest is accrued daily and credited monthly to the account. Interest rates are determined at U.S. Bank’s discretion, and may be tiered by customer deposit amount.

The owner of the account is U.S. Bank as Agent for its trust customers. U.S. Bank’s trust department performs all account deposits and withdrawals. The deposit account is insured by the Federal Deposit Insurance Corporation up to $100,000.

The Escrow Account will be invested and reinvested in the U.S. Bank Money Market Account 9AMMF76P5.  The rate as of November 19, 2007 is 4%.

A/72319147.1

Exhibit C to Asset Purchase Agreement

SCHEDULE IV

Escrow Agent’s Fees

Acceptance Fee:

$ 0.00, One-time, Upfront

Escrow Administration Fee:

$ 2,000.00, In Advance

Transaction Expenses:

Per Wire Transfer or Check:

$25 Billed in Arrears

Per Security Purchase/Sale:

$25 Billed in Arrears (not Money Market)

Legal Fees and Expenses:……………………..Billed at Cost, if applicable

The above-mentioned Fees are basic charges and do not include out-of-pocket expenses, which will be billed in addition to the regular charges as required.  Out-of-pocket expenses shall include, but are not limited to: telephone tolls, stationery, travel and postage expenses.

Charges for performing extraordinary or other services not contemplated at the time of the execution of the transaction or not specifically covered elsewhere in this schedule will be determined by appraisal in amounts commensurate with the service to be provided.  Counsel fees, if ever retained as a result of default or other extraordinary occurrence on behalf of the bondholders or US Bank, will be billed at cost.

Services not included in this Fee Schedule, but deemed necessary or desirable by you, may be subject to additional charges based on a mutually agreed upon fee schedule.

In the event we are required to handle a default situation, we will charge an hourly rate for performing extraordinary services in addition to the services covered by our Annual Escrow Agent Fee.  The hourly rates charged will be those which are published in the Fee Section of our Bond Administration Policy & Procedure Manual at the time the default occurs.

To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a Trust, or other legal entity, we ask for documentation to verity its formation and existence as a legal entity.  We may also ask to see financial statements, licenses, identification, and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. To this extent, please provide all contact information for parties to the agreement including Tax ID/identification numbers.

Our acceptance of this transaction is subject to the review and approval of our New Business Acceptance Committee.

A/72271240.1

Exhibit C to Asset Purchase Agreement

Exhibit C

BILL OF SALE

This Bill of Sale (this “Bill of Sale”), dated as of [________] [__], 2007, is made by ION Networks, Inc., a Delaware corporation (“Seller”), in favor of Cryptek, Inc., a Delaware corporation (“Buyer”).

WHEREAS, this Bill of Sale is delivered pursuant to that certain Asset Purchase Agreement, dated as of November 19, 2007, by and between Buyer and Seller (the “Purchase Agreement”).  Unless expressly defined herein, all capitalized terms used herein shall have the meanings given to them in the Purchase Agreement.

WHEREAS, pursuant to the terms of the Purchase Agreement, Seller is obligated to sell, assign, transfer and deliver to Buyer, free and clear of all Encumbrances, all of Seller’s right, title and interest in the Acquired Assets, effective as of the Closing Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged:

Seller does hereby give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Buyer all of Seller’s right, title and interest in, to and under the Acquired Assets free and clear of all Encumbrances, upon and subject to the terms and conditions of the Purchase Agreement.  This Bill of Sale and the transfer, conveyance and delivery evidenced hereby are subject to the terms set forth in the Purchase Agreement.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts or choice of law provisions thereof.

This Bill of Sale shall inure to the benefit of Buyer, its successors and assigns, and shall be binding upon Seller and its successors and assigns.

This Bill of Sale is intended to implement and be consistent with the terms of the Purchase Agreement.  If any provisions hereof are in conflict with the provisions of the Purchase Agreement, the Purchase Agreement shall control.  A signed facsimile copy of this Bill of Sale shall constitute an original for all purposes.

[Signature page follows.]

A/72271240.1

Exhibit D to Asset Purchase Agreement

IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

ION NETWORKS, INC.

_____________________________

By:

Norman E. Corn

Title:

Chief Executive Officer

A/72271280.1

Exhibit D to Asset Purchase Agreement

Exhibit D

ASSIGNMENT AND ASSUMPTION AGREEMENT

Pursuant to this Assignment and Assumption Agreement dated as of [________] [__], 2007 (this “Agreement”), ION Networks, Inc., a Delaware corporation (“Assignor”), does hereby assign, grant, convey, set over and otherwise transfer to Cryptek, Inc., a Delaware corporation (“Assignee”), and Assignee does hereby accept and acquire from Assignor, in consideration of the mutual covenants set forth in that certain Asset Purchase Agreement, dated as of November 19, 2007, by and between Assignor and Assignee (the “Purchase Agreement”), and subject to the conditions set forth therein, all of Assignor’s right, title and interest in and to all of the Transferred Contracts, and all of Assignor’s obligations under the Assumed Liabilities.  Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

Assignee hereby assumes and agrees to discharge the Assumed Liabilities.  Notwithstanding the foregoing, Assignee shall not assume or be obligated to pay, perform or otherwise discharge any Excluded Liability.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts or choice of law provisions thereof.

This Agreement shall inure to the benefit of Assignee and its successors and assigns, shall be binding upon Assignor and its successors and assigns and shall survive the execution and delivery hereof.

This Agreement is intended to implement and be consistent with the terms and conditions of the Purchase Agreement.  If any of the provisions hereof are in conflict with the provisions of the Purchase Agreement, the Purchase Agreement shall control.

This Agreement may be delivered via facsimile and may be executed in counterparts, each of which shall be deemed an original and both of which, taken together, shall constitute one and the same instrument.

[Signature page follows.]

A/72271280.1

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment and Assumption Agreement as of the day and year first above written.

ION NETWORKS, INC.

_____________________________

By:

Norman E. Corn

Title:

Chief Executive Officer

CRYPTEK, INC.

_____________________________

By:

William L. Anderson

Title:

Chief Executive Officer

Exhibit E

NON-COMPETE AND CONFIDENTIALITY AGREEMENT

I, ______________________, as an executive officer of ION Networks, Inc. (“ION”), hereby agree and acknowledge as follows:

I acknowledge that ION and Cryptek, Inc. (“Cryptek”) have entered into that certain Asset Purchase Agreement, dated as of November 19, 2007 (the “Purchase Agreement”), pursuant to which Cryptek will acquire substantially all of the assets of ION (the “Acquired Assets”).  I acknowledge that I may personally benefit from Cryptek’s purchase of the Acquired Assets, that this Non-Compete and Confidentiality Agreement (this “Agreement”) is part of the inducement for such purchase and that Cryptek would not have entered into the Purchase Agreement but for my agreements herein.  I further acknowledge that I have been intimately involved in the business of ION and know its trade secrets, know-how, technology, business plans, customers and prospective customers, and every significant aspect of ION’s business.  I further acknowledge that ION engages in the business of, and the Acquired Assets are to be used by Cryptek for, remote services delivery and secure access technology which enable service providers, government and military agencies, and corporate IT departments to remotely access, manage, monitor and secure critical devices on voice and data networks (the “Business”; the Business as conducted by ION as of the date of the closing of the transactions contemplated by the Purchase Agreement (the “Closing Date”) shall be referred to herein as the “Designated Industry”).

I hereby agree not to compete with Cryptek, alone or in collaboration with others, nor to assist any third party to compete with Cryptek for a period of one (1) year following the Closing Date (the “Non-Compete Period”).

The terms "not to compete" or “not compete” as used herein shall mean that:  I shall not, without the prior written consent of Cryptek, engage anywhere in the Territory (defined below) as agent, employee, consultant, representative, officer, director, associate, stockholder, manager, partner, member or in any other capacity of, own (other than through the passive ownership of less than one percent (1%) of the common equity interests of any Person), operate, manage, control, engage in, invest in (other than through the passive ownership of less than one percent (1%) of the common equity interests of any Person) or participate in any manner in, act as a consultant or advisor to, render services for (alone or in association with any Person), or otherwise assist any Person that engages in or owns, invests in, operates, manages or controls any venture or enterprise that engages or proposes to engage in the Designated Industry anywhere in the Territory.  As used in this Agreement, "Territory" shall mean (i) all counties in the State of New Jersey, (ii) all other states of the United States of America and (iii) all other countries of the world; provided that, with respect to clauses (ii) and (iii), ION derives at least five percent (5%) of its gross revenues from such geographic area prior to the date of the termination of my relationship ION and/or Cryptek.

During the Non-Compete Period, I will not hire any employees of Cryptek (including without limitation, any of the former employees of ION) (the “Cryptek Employees”) and will not, alone, through, or in concert with others, solicit, induce, recruit or encourage any Cryptek Employee to leave his or her employment with Cryptek, or take away any Cryptek Employee, or attempt to solicit, induce, recruit, encourage or take away any Cryptek Employee.

For a period of three (3) years after the Closing Date, I agree to hold in strict confidence and not to disclose or use any Confidential Information on my own behalf or on behalf of any third party for any purpose.  For purposes of this Agreement, “Confidential Information” means any and all confidential or proprietary knowledge, data or information of ION, or any confidential or proprietary information received by ION from one (1) or more third parties, subject to a duty on the part of ION to maintain the confidentiality of such information, known to or acquired by you prior to the Closing Date.  By way of illustration but not limitation, “Confidential Information” includes: customer, client and supplier identities and information related thereto, pricing information, the identity of independent contractors and information related thereto, cost information, information regarding the skills and compensation of employees of ION, business plans and strategies, budgets and projections, marketing information, financial statements and other financial information, technical and non-technical information, patents, copyrights, trade secrets, inventions, mask works, software programs, software source documents, ideas, processes, formulas, source and object codes, data, programs, algorithms, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques.  For purposes of this Agreement, the term “Confidential Information” shall not include any information of ION that (a) becomes publicly known without breach by you of this Agreement or (b) is approved for disclosure by Cryptek.  The confidentiality obligations specified in this paragraph shall not apply to Confidential Information that is required to be disclosed pursuant to a valid and existing order of a court or other governmental body or agency, provided that you provide Cryptek with sufficient advance written notice, and shall cooperate with the Cryptek, in order to limit the extent of Confidential Information disclosed or to seek a protective order or other similar order with respect to such Confidential Information.

This Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

I further acknowledge that the duration, Territory, and scope limitations of my obligations as specified herein are reasonable, and that I will not be precluded from gainful employment by my obligations as set forth herein; provided, however, if at any time the provisions of this Agreement shall be finally determined to be invalid or unenforceable by a court of competent jurisdiction, the parties hereto agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration or area of the term or provision to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

This Agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns, and personal representatives.

Signed this _____ day of ________________________ 20____.

Signature:

 _______________________________________

Name:

_________________________________

Title: _____________________